Exhibit 10.19


                         TABLE OF CONTENTS

 1.   DEFINITIONS:
           Lease Year:
Common Area (if any):
           Open Parking Area (if any):
           Controlled Parking Area (if any):
           Floor Area:
           MRWPCA:
           Center:
2.   PREMISES:
3.   TERM OF LEASE:

4.    RENTAL:
5.    CHRONIC DELINQUENCY

 6.   ADJUSTMENT OF FIXED RENT:
 7.   SECURITY DEPOSIT:
 8.   GOVERNMENTAL INTERVENTION:
 9.   DESIGNATIONS, MAINTENANCE, REPAIR AND COST
      REIMBURSEMENT OF COMMON AREAS AND MANAGEMENT
      OF THE CENTER (IF ANY):
10.   PARKING IN OPEN PARKING AREA:
11.   BUSINESS PURPOSE:
12.   COMPLIANCE WITH LAW:
13.   USES AND CLEANLINESS:
14.   ASSIGNMENT AND SUBLETTING:
15.   ACCEPTANCE OF PREMISES /"AS IS" CONDITION:
16.   LIENS:
17.   ACCESSION:
18.   WASTE:
19.   HOLD-OVER TENANCY:
20.   REAL PROPERTY, GLASS AND OTHER INSURANCE:
21.   LIABILITY AND WORKERS' COMPENSATION INSURANCE:
22.   PERSONAL PROPERTY TAXES AND REIMBURSEMENT FOR
      REAL PROPERTY TAXES:
23.   DAMAGE OR DESTRUCTION OF DEMISED PREMISES:
24.   PROHIBITED ACTS:
25.   INSPECTION:
26.   BANKRUPTCY OR INSOLVENCY:
27.   DEFAULT AND REENTRY:
28.   LESSOR-LESSEE LIABILITY:
29.   INTEREST OF DELINQUENCIES:
30.   ATTORNEY'S FEES:
31.   NON-WAIVER OF BREACH:
32.   CONDEMNATION:
33.   UTILITIES:
34.   HEIRS AND ASSIGNS:
35.   NOTICES:
36.   CONSTRUCTION:
37.   LAYOUT OF THE DEMISED PREMISES AND SURROUNDING AREA OWNED
      BY  LESSOR:
38.   NUMBER AND GENDER:
39.   MARGINAL TITLES:
40.   MODIFICATION:
41.   TIME OF ESSENCE:
42.   PAYMENTS NOT IN SUBSTITUTION:
43.   CONVEYANCE BY LESSOR:
44.   SIGNS AND ADVERTISING:
45.   STATEMENT OF LESSEE:
46.   JANITORIAL SERVICE:
47.   SUBORDINATION:
48.   COMPETITION
49.   GOVERNMENT FEES:
50.   LESSEE'S IMPROVEMENTS:
51.   GARBAGE, REFUSE, TRASH, COLLECTION & REIMBURSEMENT:
52.   SPRINKLER SYSTEM:
53.   MERCHANT'S ASSOCIATION:
54.   RIGHT OF FIRST REFUSAL:


55.   TRANSFER FEE:
56.   NO PARTNERSHIP:
57.   HAZARDOUS MATERIALS:
58.   WATER USE/SHORTAGE DISCLOSURE,
      ASSESSMENTS AND FINES:
59.   QUITCLAIM DEED:
60.   RECORDING:
61.   SURRENDER OF PREMISES
62.   LIMITATION TO LANDLORD'S PERSONAL LIABILITY:
63.   ALTERATIONS/IMPROVEMENTS:
64.   AMERICANS WITH DISABILITIES ACT:
65.   NOTICE OF SURRENDER:
66.   REAL ESTATE BROKERAGE FEE:
67.   LESSOR LOAN OR SALE:
68.   ATTORMENT:
69.   MUTUAL WAIVER OF RIGHT OF SUBROGATION:
70.   MISCELLANEOUS PROVISIONS:
      LEASE EXHIBIT "A"
      LEASE EXHIBIT  "B"
      LEASE EXHIBIT "C" - GRAY & BATTEY LEASE AGREEMENT

SUPPLEMENTS & ADDENDUMS

LEASE ADDENDUM "1", "2", "3"
                -    -    -

PERSONAL GUARANTEE

PERCENTAGE RENTAL AGREEMENT

                        ABSOLUTE NET LEASE

This Lease, made and entered into on the date appearing in the signature block hereof, by and between, Jeff Davi & Anthony G. Davi Jr. (hereinafter referred to as Lessor), and Community Bank of Central California, jointly and severally, (hereinafter referred to as Lessee), without regard to number or gender.

                            WITNESSETH:
      This Lease shall be absolutely net to Landlord. Landlord shall receive all rents free and clear of any taxes, assessments, liens, charges or expenses of any nature whatsoever incurred in connection with the ownership or operation of the Tenant spaces or the entire building and parking lot, except as stated in the following paragraph. Tenant shall pay, prior to delinquency, to Landlord or to the persons or entities respectively entitled thereto, as the case may be, all taxes, assessments, liens, charges, utility and service charges, insurance premiums and all other costs and expenses in connection with the ownership or operation of the Tenant spaces and the entire building and the parking lot. Upon failure of Tenant to pay any of the same, Landlord shall have the same rights and remedies as otherwise provided for in this Lease for the failure of Tenant to pay rent. In addition Tenant shall maintain building and parking lot in first class condition throughout the entire term of this lease, except as stated in the following paragraph.

      It is agreed and understood that the intent of the Lessor and Lessee in the execution of this lease is that Lessee will assume all responsibility, managing care and maintenance of the building in accordance with all of the terms and conditions of this lease for the initial 10-year term. During that term, Lessee shall make any needed replacements improvements or repairs to the entire building without any exception as they are deemed needed by the landlord in accordance with the provisions of this lease. Lessee's responsibility under this lease shall exclude pre-existing hazardous materials as per paragraph 57 of this Lease. Lessees responsibility under this lease shall exclude pre-existing structural conditions as defined in Appendix "A" (recommended immediate needs) of the "Property Condition Report" dated July 12, 2002 by Professional Service Industries , Inc. provided that Lessee's use and or actions do not trigger the requirement that a pre-existing structural condition be repaired, corrected or modified.

      Lessor and Lessee both acknowledge and agree that throughout this lease there are references made to the Lessee reimbursing the Lessor for items including but not limited to bills, payments, taxes, insurance costs, repairs, improvements, Lessor and Lessee agree that any reference to a reimbursement to Lessor during the initial term of this lease may also mean a payment by Lessee of a bill, tax, cost, or assessment directly to a vendor or an entity due payment for such service. During this initial term (10 years) it is the intention that Lessor will have no management fee and receive no reimbursement as set forth in the lease rather Lessee will pay all costs directly when due on behalf of Lessor. Only in the event that Lessee fails to make a payment and Lessor makes the payment on Lessee's behalf would the Lessee reimburse to Lessor for such costs, during the initial term.

      At the expiration of the term as during the option years, the terms will revert to a triple net lease with Landlord taking over management and operation of the building and the Lessee will then reimburse landlord for their prorata share of all triple net expenses, except as set forth in Lease Addendum No 2 "1st option to renew".

      The Parties enter into this Agreement to supersede all prior oral and written agreements affecting the rights, interests and responsibilities of the Parties in all of the property, to provide for a term for Tenant's leasehold, to provide for an option to further extend the term, and otherwise to state all terms and conditions of the leasehold.

      1.   DEFINITIONS:

           Lease Year: For the purpose of this Lease, a "lease year" is a period during the lease term commencing on the first day of the lease term (except that if the lease terms commences on a day other than the first day of a calendar month, then the "lease year" shall commence on the first day of the next succeeding calendar month) and ending at midnight twelve (12)
full calendar months thereafter; provided, however, that the last lease year shall end at the end of the lease term, except that if such period includes less than the whole of a calendar month, that portion of the calendar month, included within the period is a "month."

           Common Area (if any): As used in this Lease, the term "common area" shall include all areas and facilities in, upon or about the Center and the adjoining parking areas (if any, excluding any Controlled Parking Areas) owned by Lessor for the non-exclusive use of Lessee in common with other authorized users. It is understood and agreed that the common area is not a portion of the premises demised to Lessee hereunder.

           Open Parking Area (if any): The term "open parking area" shall include vehicle parking spaces, driveways, access ways, ingress and egress, streets and any other areas owned by Lessor and adjacent to the demised premises and improved in order that automobiles and other vehicles can be driven and parked thereon, but excluding "Controlled Parking Areas". Parking areas may be designed for co-exclusive use of the Lessee and Lessor or for common use of Lessee and others as provided for herein.

           Controlled Parking Area (if any): The term "Controlled Parking Area" shall mean an area for parking automobiles that is separate from the open parking area defined above by and including, but not limited to, gates, signs, barriers, exhibits to lease, markings upon the land or pavement, or as otherwise indicated by Lessor or his agent from time to time, and is not part of the common area or the open parking areas.

           Floor Area: The term "floor area" means that actual number of square feet of floor space within the exterior faces of the exterior walls (except party and interior walls, in which case the center thereof instead of exterior faces shall be used) of the buildings, including vacant space therein. However, the term "floor area" shall not include any basement space or subterranean areas, parking facility, or employer's parking area. The term "floor area" refers to gross leasable floor area, and no deductions shall be made from the "floor area" by reason of columns, stairs, hallways, escalators, elevators, conveyers, or other interior construction or equipment. The total "floor area" of the demised premises and the total "floor area" of the buildings, including the "floor area" of the demised premises is hereby defined, fixed, determined and agreed by Lessee and Lessor as set forth above and on Exhibit "A," attached hereto, and shall be conclusive upon the parties hereto.

           MRWPCA: The term "MRWPCA" shall mean Monterey Regional Water Pollution Control Agency.

           Center: The term "Center" is defined as: shopping center, professional office building, mixed-use properties, single and multi-tenant properties, industrial, retail, warehouse, and other general commercial properties, all of which may be improved or unimproved, owned by Lessor.

           Lessor:   The  term  "Lessor"  shall  mean  and  include
Owner, Landlord and Lessor.

           Lessee:   The  term  "Lessee"  shall  mean  and  include
Tenant and Lessee.

      2. PREMISES: In consideration of the terms, covenants, conditions and obligations herein contained, to be kept, performed and complied with by Lessee, and upon the condition that Lessee keeps, performs and complies with said terms, covenants, conditions and obligations, Lessor does hereby demise certain premises described in Exhibit "B", attached hereto, (hereinafter demised premises), located at, as specified in Exhibit "A," "Demised Premises."

           Square footage is an approximate figure and may not be the sole basis for the monthly value. Lessee should measure the premises to verify square footage prior to signing the Lease, and must communicate any discrepancy to the Lessor and Lessor's Agent prior to signing the Lease. If Lessee elects not to measure the premises and or not to communicate any discrepancy to Lessor or Lessor's Agent and signs the Lease, Lessee will have no recourse if during the term of this Lease, or later, a discovery of inaccurate square footage is made to the Lessor or Lessor's Agent. The Lessee hereby acknowledges that they physically visited and viewed the premises and acknowledges that regardless of square footage, they are accepting and renting the premises as viewed. Upon mutual execution of this Lease Agreement by Lessor and  Lessee,  Lessee  will  not  thereafter  challenge  the  square footage and or the determination of the square footage as contained in this Lease Agreement.

      2.1) Care of Premises. Notwithstanding anything to the contrary in this Section, Tenant recognizes that the building enjoys a unique, highly-visible location and that Landlord has a special interest in the appearance, the appearance and quality level of tenant's goods and services and the behavior, appearance and department and service attitudes of Tenant and its employees. In addition, the appearance of the Premises and behavior and service attitude of employees will have a meaningful and substantial effect upon the image and services as perceived by guests. Accordingly, Tenant agrees that the interior and exterior presentation of the building shall be subject to review and observation by Landlord at any time. Dress attire, behavior, customer service actions and service attitudes of Tenant and employees shall be subject to review by Landlord at any time. The goods and services, the appearance of the goods and services shall be subject to review by Landlord at any time. If Landlord determines in its reasonable discretion that the appearance or presentation of the building or the goods, services and appearance of Tenant and employees are not appropriate, it shall so inform Tenant and Tenant shall have fifteen (15) days to bring the matter into a condition acceptable to Landlord. If the Building is not brought into the condition specified by Landlord within five (45) days after written notice by Landlord, then Tenant shall be deemed to be in default hereunder, and Landlord may exercise any remedies prescribed herein.

      3. TERM OF LEASE: The term of this Lease shall be for the approximate number of years appearing as the Term on Exhibit "A," attached hereto, and shall commence on the Date of Commencement of Lease as it appears in said Exhibit "A." If Lessor, for any reason whatsoever, cannot deliver possession of said premises to Lessee within 6 months of the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event the rent and commencement of term shall not start until the time when Lessor can deliver possession. In the event that Lessor can not deliver possession within these 6 months this lease shall be void.

      4. RENTAL: Lessee hereby covenants to pay to Lessor, at the time and place and computed in the manner hereinafter set forth, as rental for the demised premises for each month, as hereinafter defined during the term of this Lease, no less than the Initial Fixed Rent appearing in Exhibit "A" as adjusted from time to time in accordance with the provisions of Paragraph 5, below. Initial Fixed Rent as so adjusted shall be called the Then Fixed Rent and shall be paid monthly in advance on the first day of each month during the lease term. Rental payments received after the fifth day of the month shall be subject to a late fee  equal  to 10% of the  amount  then due and  shall be paid along with the rent. Lessee further agrees to pay $35.00 for each dishonored bank check. Rental payments shall not be reduced by any claims, demands, or offsets against Lessor of any kind whatsoever. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of the Bankruptcy Code, 11 U.S.C. Section 502(b)(6). No payment by Lessee or receipt by Lessor of a lesser amount than the rental shall be deemed to be other than on account of the rental, nor shall any endorsement or statement on any check or any letter accompanying any check payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of the rental or pursue any other remedy provided for in this lease.

      5. CHRONIC DELINQUENCY: Chronic delinquency by Lessee in the payment of rent or any other monthly amounts required to be paid by Lessee under this Lease shall constitute a material breach of this Lease. "Chronic delinquency" shall mean the occurrence of any of the following for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period: (a) failure by Lessee to pay or submit within five (5) days of the due date its Base Monthly Rent and/or other monthly charges, or (b) payment of any reconciliation of operating expenses or payment to vendors when due. This Paragraph shall not limit in anyway, nor be construed as a waiver of the rights and remedies of Lessor provided hereunder or by law in the event of even one instance of delinquency. In the event of chronic delinquency, at Lessor's option, Lessor shall have the right, in addition to all other rights under this Lease and at law, to require that all rent be paid by Lessee quarterly, in advance.

6. ADJUSTMENTS OF FIXED RENT: The Base rent is fixed for the initial 10 year lease term. Notwithstanding the provisions of paragraph 4, the initial fixed rent shall be adjusted annually during each option to renew on the first day of the second option lease year and thereafter at twelve-month intervals for so long as this Lease or any extension thereof shall be in effect, unless otherwise agreed in writing by Lessor and Lessee, as follows: on the first day of the second option lease year, if exercised. the Then Fixed Rent shall become the product of multiplying the Then Fixed Rent by the annual percentage increase as reflected in the Consumer Price Index for All Urban Consumers in the San Francisco-Oakland-San Jose area as published by the Bureau of
Labor Statistics, United States Department of Labor or any successor index, for the calendar month preceding the adjustment dates . Excepting, however, that the increase shall not be applicable to adjustments during a period of less than twelve
(12) months (a lease year). Lessor delay in notifying Lessee of the adjustment shall not be a waiver of Lessor's rights to enforce the adjustment hereunder. If the Index is changed so that the base year differs from that in effect when the tern commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same as would be obtained if the Index had not been discontinued or revised.

7.    INTENTIONALLY LEFT BLANK


8. GOVERNMENTAL INTERVENTION: In the event that Lessee's occupancy of the demised premises shall be prohibited, restricted, modified or interfered with in any respect by or as a result of any action of any governmental authority or agency then, and in that event, Lessee shall comply with any and all lawful orders made by any such governmental agency having jurisdiction in the premises, and in the event that Lessee's occupancy shall be prohibited by reason of the intervention of such governmental agency and in that event, Lessee's sole remedy hereunder shall be an option to cancel this Lease and from, and after the giving of sixty (60) days advance written notice of the exercise of such option to cancel this Lease, neither party hereto shall thereafter have any further obligations whatsoever by reason of this Lease. Lessee shall obtain any and all governmental approvals authorizations, and permits necessary or desirable to enable Lessee to operate Lessee's business in the
premises  and  shall  comply  with  any  and  all   conditions  and
requirements  imposed  thereon,  all  at  Lessee's  sole  cost  and expense. Lessor shall have no obligation whatsoever for obtaining any such approvals, authorizations or permits nor shall Lessor have any obligations or responsibility whatsoever by reason of any governmental intervention, prohibition, condition or qualification with respect to Lessee's occupancy of the demised premises or Lessee's business conducted therein regardless of whether any such governmental action be based upon action or inaction of Lessor or action or inaction of Lessee. Lessor makes no warranties or representations whatsoever with respect to the status or need for any governmental approvals, authorizations or permits by either Lessor or Lessee, and Lessee assumes full and complete responsibility for determining what permits, approvals and authorizations, if any, are required, necessary or desirable.

      9. DESIGNATION, MAINTENANCE, REPAIR AND COST REIMBURSEMENT OF THE CENTER AND COMMON AREAS AND MANAGEMENT OF THE CENTER, (IF
ANY): Within and about the Center, Lessor will from time to time provide and designate for the general use and convenience (among others) of Lessee and other Lessees of all or any part of the
Center, and their respective employees, patients, clients, customers, and invitees, certain common areas. These shall include but are not limited to, sidewalks, landscaped areas, parking areas (if any being provided), driveways, entrances, exits, lighting standards, exterior lighting fixtures, water fountains, exterior stairways, comfort stations, corridors, restrooms not located within Lessee's space, arcades, interior halls, patios, electrical, plumbing, other building systems, and similar improvements, loading and delivery areas, refuse disposal areas, elevators, if any, and other areas and facilities that may be provided and designated by Lessor from time to time for the general use and convenience of Lessee and other lessees of the Center. Lessor may (if parking is being provided), from time to time, provide certain hard-surfaced, marked and lighted parking areas within or in the immediate vicinity of the Center. Lessor reserves the right from time to time to install kiosk or other free standing semi-permanent structures within the common areas, to make changes in the shape, size, location, number and extent of improvements, buildings, accommodation areas, loading and delivery areas, driveways, entrances, exits, traffic flow and any other improvements from time to time constituting common area to eliminate or add any improvements or buildings to any portion of the Center and surrounding land owned by Lessor; furthermore, Lessor may, in the manner provided by law, reduce the parking area below the minimum for the Center specified by the zoning authority having jurisdiction over the Center. During the term of this Lease, Lessor shall operate, manage, maintain, all of the above and other areas and facilities from time to time provided and designated by Lessor for the general use and convenience of Lessee and other Lessees of the described common areas. The manner in which such areas and facilities shall be maintained and protected by guards or otherwise and the expenditures for maintenance and security by guards or otherwise, shall be at the sole discretion of Lessor, within reason, and the use of such areas and facilities shall be subject to reasonable regulations and changes as Lessor shall make from time to time, including, without limitation, the right to close, if
necessary,   all  or  any   portion  of  such  areas,   roads,   or
facilities, to such extent as may be legally sufficient in the opinion of the Lessor's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein, or to close temporarily for safety, maintenance, construction or other purpose, all or any portion of such areas of facilities.

      9.1) Subject to the  limitations  as set forth in this Lease,
           Lessor hereby grants to Lessee, Lessee's employees, patients, clients, customers, patrons, sub-tenants, licensees, agents and service suppliers, a non-exclusive license to use the common area, as it is designated by Lessor from time to time, during the term of this Lease, while being treated, conducting or receiving consultations, shopping or having business in the Center, said license being a license in common with Lessor and other lessees from Lessor now or hereafter located in the Center, and said use is to be in accordance with such Common Area Rules and Regulations as may be promulgated by Lessor from time to time and by which Lessee hereby agrees to abide. It is agreed that Lessor at all times during the term of this Lease shall have sole and exclusive control of the common area and may exclude or restrain any person from use or occupancy thereof, excepting, however, those persons to whom such non-exclusive license has been granted as hereinabove provided for and who makes use of the common areas in accordance with said Common Area Rules and Regulations. Lessee shall cooperate with Lessor and all other lessees of Lessor herein to cause the common area to be maintained in the uniform, clean and efficient manner, and to be kept free and clear of any obstructions created by Lessee or its employees, patients, clients, agents, sub-tenants, licensees, service suppliers, customers and patrons or otherwise resulting from Lessee's operations. It shall be the duty of Lessee to see that the common area is used only by the persons, in the manner, and for the purposes specified herein, and in accordance with the aforementioned Common Area Rules and Regulations made by Lessor from time to time. If, in the opinion of the Lessor, unauthorized persons are using any portion of the common area, or such area is being used in an unauthorized manner by reason of the presence of Lessee in the demised premises, Lessee shall, promptly upon demand of Lessor, take appropriate steps to remove or restrain all such unauthorized persons or to prevent the common area from being used in an unauthorized manner. If parking is provided, Lessor shall specifically have, without limitation, the right to require Lessee and the agents, servants, and employees of Lessee to park solely in Lessee's parking spaces which are co-exclusively licensed under the provisions of Paragraph 9, herein, or if such spaces are unavailable, inadequate or filled, upon the public streets or in other public parking areas.

      9.2) Subject to  Lessee's  compliance  with  subparagraph  3)
           below, Lessor shall exercise reasonable care to maintain the common area in a neat, clean and orderly condition and state of repair.

      9.3) Lessee  agrees to reimburse  Lessor for  Lessee's  share
           (as defined below and specified in Exhibit "A") of all of the costs incurred by Lessor in keeping the Center, the common area clean and clear, and in maintaining and operating the same in good condition and repair. Such costs include, but are not limited to, real property taxes and assessments and other taxes, and rent against the common areas, Insurance, all sums expended by Lessor for the maintenance and/or operation of the Center, the common areas, professional management of the center, or a reasonable allowance to Lessor for Lessor's management and supervision of the Center, and an allowance for amortization and depreciation to provide Lessor with a fund to replace capital improvements in the common areas at such time as replacement may be necessary or desirable in Lessor's sole opinion. Costs for maintenance and operation of the common areas shall include without limitation: cost of resurfacing, painting, painting exterior walls of Center, exterior building awnings including replacement, roofs, downspouts, plumbing, electrical, HVAC, parking area, signage and striping, cleaning, sweeping and other janitorial services, policing, construction and maintenance of refuse receptacles, planting, gardening and relandscaping, irrigation, supplies, trash removal, directional or other signs and other markers, car stops, lighting, utilities, and a reasonable depreciation allowance on improvements, machinery and equipment used in connection with the common areas, premiums on public liability and property damage insurance, all maintenance and construction work as required to preserve and maintain such common areas in the condition originally installed (including capital expenditures where required for replacement to equal the original installations) such security protection and traffic direction as may be furnished, and all other costs necessary in Lessor's judgment for the maintenance and operation of the common areas. Lessee's share of all of the above-described and other common area costs shall bear approximately the same proportionate relationship to such total costs as does the area demised to Lessee bear to the total leasable space of the Center and shall be expressed as a percent of the total common area costs. Lessor and Lessee agree that this percent is the Common Area Percentage appearing in Exhibit "A," attached hereto. Lessee shall pay to Lessor an amount estimated by Lessor to be Lessee's said share of the common area costs (as hereinabove defined), on the first day of each calendar month, commencing on the date the term of this Lease commences, or on the first day of the calendar month following the month the term of this Lease commences if the term commences on a day other than the first day of the month, as the case may be, and continuing during the term of the lease and any extensions thereof. Lessor may adjust the monthly common area charge at the end of each accounting period on the basis of Lessor's reasonably anticipated costs of the following accounting period. An accounting period is a calendar year or if a fiscal year, commencing each July 1 and ending each June 30, except for the first accounting period shall commence on the date the term of the Lease commences and the last accounting period shall end on the date the term of the Lease expires or terminates. Lessor shall furnish to Lessee, at Lessee's request, a statement showing the total common area costs, Lessee's share of common area costs for the accounting period, and the payments made by Lessee with respect to each accounting period, within a reasonable period after the end of such period, covering the accounting period just ended. Each statement shall be prepared and signed, and certified to be correct by Lessor. If Lessee's share of common area costs for the calendar year is less than the payments made by Lessee, Lessee shall pay Lessor the deficiency within ten (10) days after the receipt of the statement. If Lessee's payments made during the calendar year exceed Lessee's share of common area costs, Lessor shall credit Lessee the excess time at the time Lessor furnishes the statement to Lessee for the succeeding period. Lessor shall keep as a separate account covering the common area costs and said account of Lessor shall be retained and preserved for twelve months after the expiration of the accounting period to which it applies and shall be made available to Lessee for reasonable inspection during said period.

           In addition to the foregoing, Lessee agrees to reimburse Lessor for Lessee's share of the costs incurred by Lessor in relandscaping the common area and areas adjacent thereto, purchasing and installing a new sign or signs to designate the buildings, and making such other capital improvements in the common area as Lessor may from time to time determine. Lessee's share of such capital improvements shall be determined in the manner next hereinabove set forth and shall be payable within ten (10) days of the delivery to Lessee of the statement therefore.

           Lessee further agrees to reimburse Lessor promptly for Lessee's share of the premiums upon all insurance procured by Lessor, including but not limited to property, liability and other insurance, covering liabilities incurred or created in the common area, said policies to be issued by a responsible liability carrier with policy limits of not less than five million dollars ($5,000,000.00) for liability as to any one person, five million dollars ($5,000,000.00) as to any one accident, and one million dollars ($1,000,000.00) for property damage. Lessee's share of said premiums shall be computed in the same manner as set forth above for determining Lessee's share of the common area maintenance. Lessor agrees to deliver to Lessee, upon request, a true copy of the policy taken out by Lessor hereunder, or a certificate of such insurance.

           If Lessee defaults in making any payments required by this Subparagraph 3) Lessor may, in addition to all other remedies under this Lease or provided by law, deny Lessee and its employees, patients, clients, sub-tenants, licensees, agents, service suppliers, customers and patrons, the right to use any part of the common area, and may withhold all privileges herein granted so long as Lessee remains in such default. The above shall be paid directly by Lessee for the initial 10 year term.

      9.4) In addition to the other rights herein reserved, Lessor shall have the right, in its sole discretion:

           a.   To  determine  the  nature and extent of the common
                area,           whether           the          same
                shall               contain                surface,
                underground or multi-decked parking, and at any time to make such changes in the physical character, size, location, design, number, layout and operating of the common area as Lessor may deem advisable, including, but not limited to the locating or relocating of driveways, entrances, exits, the direction and flow of traffic, vehicle parking spaces, the installation of restricted use area, common area restroom (if provided), lighting, rest areas, planted areas, fountains, signage, directories, telephones, and other changes to the common area in general;

           b. To establish and at any time change, alter, amend and to enforce against Lessee and other users of the common area such reasonable rules and regulations, of which Lessor shall give Lessee written notice, as may be deemed necessary and advisable for the proper and efficient operation and maintenance of the common area and Center. Lessee agrees to conform to and abide by all such rules and regulations in its use of the common area;

           c. To designate or prescribe upon written notice to Lessee, certain parts of sections within the common area in close proximity to the buildings, in which Lessee's employees, agents, sub-tenants, and concessionaires shall be forbidden to park their automobiles and, in the event that Lessor makes such a designation, Lessor may require such persons to use only space in the common area or available public space outside thereof as is not so restricted. Upon written request of Lessor, Lessee shall, within seven (7) days thereafter, furnish to Lessor the automobile license numbers of the automobiles customarily used by the above-specified persons.

      10.  PARKING  IN OPEN  PARKING  AREA  (if  any):  Lessee  and
Lessor agree that the Open Parking Area, if any, shall be used solely for the purpose of the daily parking of passenger automobiles owned, leased, controlled or authorized by Lessee, Lessor or other tenants. Lessee agrees to use such parking area solely for said purpose and in accordance with the provisions of this agreement and releases Lessor of any and all obligation or responsibility to prevent the use of said area by persons and vehicles not conforming to such purpose, not licensed by Lessor or not authorized by Lessee or other tenants. Lessee further releases and indemnifies Lessor against any claims for loss or damage to vehicles, their occupants or contents that are parked in the Open Parking Area by Lessee or in connection with the business or practice of Lessee. If there is no parking, Lessee acknowledges that Lessor has made no provision for parking on the Premises and Lessee shall be responsible for all parking associated with the use of the Premises for their employees and patrons.

      11. BUSINESS PURPOSE: Lessee covenants that during Lessee's occupancy of the demised premises, Lessee will use the demised premises solely for the purpose of operating the practice or business appearing as Business Purpose, and for the number of days per week and for the hours of operation as set forth in Exhibit "A", attached hereto. Lessee further covenants that Lessee will not at any time during Lessee's occupancy, use the premises for any other purpose or purposes without the written consent of Lessor first had and obtained.

      12. COMPLIANCE WITH LAW: Lessee covenants that during Lessee's occupancy of the demised premises, Lessee shall at Lessee's own cost and expense, promptly and properly observe, comply with and execute, all present and future orders, regulations, directions, rules, laws, ordinances and requirements of governmental authorities, including, but not limited to, state, municipal, county and federal governments and their departments, bureaus, boards and officials and the Board of Fire
Underwriters and any other board of organization exercising similar functions arising from the use or occupancy of, or applicable in any manner to the demised premises or privileges appurtenant to or connected with the enjoyment of the demised premises, including Lessee's share of a sprinkler system, if any required or recommended. Lessee's share shall be the same percentage as set forth for the common area for the cost of said sprinkler system, prorated over remaining term of the Lease, plus option.

      13. USE AND CLEANLINESS: Not withstanding article #11 "BUSINESS PURPOSE", Lessee covenants that during Lessee's occupancy of the demised premises, Lessee will not permit said premises to be used for any improper, illegal or immoral purposes or permit Lessee's business to be carried on in such a manner as to be noisy or offensive to others in the vicinity of the demised premises. Lessee further covenant to keep all windows therein clean at all times and free from dust, dirt or other unsightly substances. Lessee shall not use the Premises in any manner that will constitute a nuisance or unreasonable annoyance to other tenants in the building in which the Premises are located, including, without limitation, the use of loudspeakers, or sound or light apparatus that can be heard or seen outside the Premises, or the living or sleeping in, washing cloths, cooking, or the preparation, manufacture or mixing of anything that might emit any odor or objectionable noises, lights or vibrations. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, overload, vibrate or shake building in which the Premises are located. Lessor may from time to time promulgate rules and regulations for the use of the real property and Tenant agrees to abide by such rules and regulations. Lessee shall not do anything on the premises, which will overload any existing parking, utility service, and refuse or other areas to the Premises. Pets and/or animals of any type shall not be kept on the Premises. Tenant will not perform any act or carry on any practice that may injure the Premises or the Center, or that may be a nuisance or menace to any other tenant in the Center. No auctions are permitted.

      Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the Common Areas as a result of Tenant's or any Tenant's Party use thereof nor take any action which would constitute a nuisance or would disturb, obstruct, or endanger any other occupants or approved tenant's of the Premises or elsewhere, or interfere with their use of their respective premises or Common Areas. Storage outside of the Building of materials, vehicles, or any other items is prohibited. Tenant shall not use or allow the Premises for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in or about the premises. Tenant shall not come in or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the premises or place any loads upon the floors, walls or ceilings which could endanger the structure or place any harmful substances in the drainage system of the building. No waste, materials, or refuge shall be dumped upon or permitted to remain outside the Building. Landlord shall not be responsible to Tenant for the noncompliance by any other tenant or occupant of the Building with any of the above referenced rules or any other terms or provisions of such Tenants or occupant's use, lease or the contract. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty with
respect   to  the   Premises,   concerning   the   zoning  or  uses
permissible or with respect to the suitability of the Premises for the conduct of Lessee's business, nor has Lessor agreed to undertake any modification, alternation or improvement to the Premises, except as provided in writing in the Lease. If sound insulation is required to muffle noise produced by Lessee on the Premises, Lessee at its own cost shall provide all necessary insulation.

      14. ASSIGNMENT AND SUBLETTING: Lessee shall not sell, transfer, assign, mortgage or hypothecate this Lease or any interest in this Lease nor permit the use of the demised premises by any person or persons other than Lessee, nor sublet the premises or any part thereof without the written consent of Lessor first had and obtained, which said written consent shall not be withheld unreasonably. However, Lessor shall have the option to terminate the Lease rather than approving an assignment or sublease of all of the Premises to a third party, unless the third party is a similar financial institution. Consent to any of the aforementioned acts shall not operate as a waiver of the necessity of first obtaining the written consent of Lessor to any such subsequent act and the terms of any such consent shall be binding upon any person holding by, under or through any such written consent. Lessee agrees that the consent of Lessor shall not be deemed or considered withheld by reason of the fact that in the event of the sale of the business operated by Lessee on the demised premises, Lessor requires as a condition of the assignment of the Lease that the terms and conditions of this Lease be modified, including but not limited to those terms and conditions concerning the security deposit or rent. Lessee agrees that the consent of Lessor shall not be deemed or considered unreasonably withheld if Lessor refuses to consent to the assignment of this Lease to any person, firm or corporation other than an entity similar to that operated by Lessee with a financial statement and condition satisfactory to Lessor. In any event, if Lessor shall consent to any sublease, sale, transfer, assignment, mortgage or hypothecation of this Lease or any interest in this Lease, or if the Lessee shall without such consent have subleased, sold, transferred, assigned, mortgaged or hypothecated this Lease or any or all of Lessee's interest therein then, and in that event, without otherwise limiting any other remedies Lessor may have by law or under the provisions of this Lease, Lessor shall be entitled to receive and Lessee shall assign to and promptly pay to Lessor, any and all consideration (including, but not limited to, all rent received by Lessee from any sublessee that exceeds the amount of Then Fixed Rent owed or paid by Lessee to Lessor and all transfer fees and the like) to be received by Lessee for or in connection with any such sublease, sale, transfer, assignment, mortgage or hypothecation of this Lease or any interest in this Lease. Lessee shall pay Lessor's costs including attorney fees in connection with this
Article. As a further condition to Lessor's consent, the parties agree that it shall be reasonable for the Lessor's consent to be predicated upon the proposed assignee's or sublessee's willingness to pay additional rent in an amount then designated by Lessor to be the fair market rental for the premises.

      14.1)If this  Lease  is  assigned  to any  person  or  entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of said Bankruptcy Code. Any and all monies and/or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

      14.2)Any  person or entity to which  this  Lease is  assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Lessor an instrument confirming such assumption.

      14.3)intentionally left blank

15. ACCEPTANCE OF PREMISES / "AS IS" CONDITION: The demised premises, including any fixtures and any personal property, is being Leased in its "AS IS " condition, without any expressed or implied warranties. Any and all representations and warranties of Lessor set forth elsewhere in this Lease are hereby deleted. Lessee hereby represents that Lessee or Lessee's agents have inspected the subject property to the full extent deemed appropriate and that Lessee is satisfied with its condition. Lessee acknowledges that as of the date of this Lease, the subject property and the Premises and improvements are in good order, repair and condition. Lessor shall not be liable to Lessee or any person for any latent or existing defect in the subject property, or for any injury or damage that may result to any person or property, including without limitation, the person or property of Lessee, by or from any cause whatsoever arising our of the present actual or latent conditions of the subject property Lessee has not relied on any acts, including any written or oral statements, by Lessor, or any person acting on behalf of Lessor, in entering into this Lease, but rather has relied on his , her or its own independent investigation of the subject
property.     The entry by Lessee upon the demised premises shall
be conclusive evidence against Lessee as an admission that every part of the demised premises, (interior and exterior), is accepted "AS IS. Lessee hereby agrees that Lessor has no responsibility whatsoever for any maintenance, replacements or repair of any part of said demised premises, including, but not limited to, telephone, security systems, computer wiring, cable, skylights, heating/ventilation, fire sprinklers, electrical, plumbing, other building systems, sewer blockages, all fixtures, air conditioning (if any), ceilings, walls, floors, awnings, doors and windows, roof, exterior walls and any contents situated therein, Lessor's said obligation shall not include however, any damage or repairs necessitated by the acts or omission of the Lessee, Lessees agent, employees and/or customers or invitees. Lessee to engage a licensed HVAC company to service the air conditioning system on the Lessee's premises (if any) and Lessee will pay the actual cost of such servicing contract, directly to the servicing company.

If the use of the premises includes the preparation and or consumption of food or beverage in, about, or away from the premises, Lessee will be responsible for maintenance, repairs and replacement of sewer lines, including sewer lines buried in the earth or concrete, except for sewer lines lying outside the property line which shall be Lessor's responsibility, except where defects are caused or contributed to by Lessee's use and or occupancy of the premises. Lessee agrees to periodically have sewers flushed and cleaned at Lessee's expense and to provide
Lessor with copies of invoice confirming the cleaning. Lessee, in accordance with local and state governmental fire and health agencies and regulations, shall install automatic fire suppression systems over commercial cooking equipment and shall install non-combustible metal plates between deep fat fryers and open flame units, all at Lessee's expense and prior to the opening of business. Additionally, Lessee shall:
a) Service and wash said equipment on a regular basis including the washing or exchanging of filters in the hood systems and flues are to be cleaned on a quarterly basis by a licensed flue-cleaning contractor and provide Lessor with copies of invoice or contract confirming the cleaning
b) Lessee shall also provide adequate fire extinguishers as required by law
c) Prior to opening for business and throughout the duration of this Lease, Lessee shall provide Lessor a copy of a contract for pest control abatement for demised premises and the center (if needed) with a local, reliable and licensed pest control firm providing a weekly or monthly pest abatement as maybe needed.

      16. LIENS: Lessee covenants to keep the demised premises and any alterations, improvements and changes thereof, free and clear of liens of every kind and character whatsoever during Lessee's occupancy thereof, no matter what the source thereof, or the reason thereof, which may arise from the use of occupancy of said premises by Lessee, or from any work, labor or materials furnished to or performed upon said premises. Lessee further covenants to indemnify and hold Lessor free and harmless of and from any and all loss or damage howsoever arising by virtue of any such liens or claims of lien including any expense reasonably incurred by Lessor in defense against such claims. Lessor shall have the right to post and maintain on the demised premises such notices of non-responsibility or non-liability as Lessor may deem appropriate to avoid any liability for liens.

      17. ACCESSION: All alterations, improvements, additions or fixtures, other than trade fixtures not permanently affixed to realty, that may be made, constructed or installed upon the demised premises by either Lessee or Lessor and that in any manner are attached to the floors, walls, ceilings, or roof shall become and be the property of Lessor without cost and, at the termination of this Lease, shall remain upon and be surrendered with the premises as a part thereof without disturbance, molestation or damage thereto. Any floor covering that may be cemented, nailed, tacked or otherwise affixed to the floor of the demised premises shall become and be the property of the Lessor. Any light fixture that may be installed by Lessee in, upon or about the demised premises shall become and be the property of Lessor whether such fixture be affixed by screws, bolts, nails or otherwise. All water, sewer, utility, and other governmental use allocations, and all governmental permits shall remain with Lessor, without cost to Lessor at the termination of this Lease.

      18. WASTE: Lessee shall not commit nor suffer to be committed any waste, legal, equitable, or otherwise, to or upon the demised premises or any part thereof and covenants that at the expiration of the term hereof or any sooner termination thereof, Lessee will quit and surrender up said premises to Lessor peaceably and quietly and in as clean and good condition as said premises now are or may be put into, reasonable use and wear excepted.

      19. HOLD-OVER TENANCY: Lessor and Lessee agree that there shall be no renewal of this Lease, except upon execution of a written agreement, and that the fact that the Lessee may continue in possession of the premises without the written consent of Lessor shall not operate to renew this Lease. If Lessee should continue to occupy the demised premises after the expiration of the term hereof without the written consent of Lessor, such hold-over shall be deemed a month to month tenancy only at two hundred percent (200%) of the monthly rent in effect at the expiration of the term, per month, payable on the first date of each and every month thereafter until the tenancy is terminated by a 30 day notice in a manner provided by law. Lessee shall hereby explicitly agrees to continue to be bound, at Lessor's discretion, by the terms and conditions of this Lease, except that the monthly rent during said hold-over period will be 200% the amount of the last month's rent. This provision for holdover tenancy is not to be construed as limiting the rights or remedies otherwise available to Lessor to remove Lessee, or, to limit the rights of Lessor or Lessee to resolve any dispute.

      20. REAL PROPERTY, GLASS, AND OTHER INSURANCE: During the term hereof, Lessee shall maintain in full force and effect upon all of Lessee's trade fixtures, "tenant's betterment's" and improvements, equipment, inventory and stock in trade in the demised premises a policy or policies of fire insurance issued by an approved California insurance company rated A+ XIV with all risk coverage endorsement to the extent of at lease ninety percent (90%) replacement cost of such items. As long as this Lease is in effect, the proceeds of any such policy shall be used for the repair or replacement of the fixtures, "tenant's betterment" and improvements and equipment so insured. Lessor shall have no interest in the insurance upon Lessee's fixtures and equipment and Lessor will cooperate with Lessee in the settlement of any claim or loss by Lessee, provided that Lessee gives to Lessor satisfactory assurance that the proceeds of such insurance will be used in compliance with the requirement hereinabove contained respecting repair or replacement of said fixtures and equipment. During the term hereof Lessee shall also maintain in full force and effect at Lessee's expense a policy or policies of glass insurance, insuring Lessor's and Lessee's interests, as they may appear, covering exterior and interior glass of the demised premises, Business Interruption Insurance, insuring that the rent will be paid to Lessor for a period of not less than 1 year, if the premises be destroyed or rendered inaccessible. Lessee shall also maintain at Lessee's cost fire legal liability equal to the value of the space rented by Lessee on a replacement cost basis. Lessee shall also maintain at Lessee's cost, sprinkler leakage insurance upon Lessee's property and the premises at all times if a sprinkler system exists or is installed during the term of this Lease or any extension hereof.

           Lessor is to be named as its interest may appear as regards Lessee's "tenant's betterment's" and improvements on the fire insurance policy for the Lessee, and Lessee is to provide sufficient amount of coverage to at least ninety percent (90%) of co-insurance with a replacement value, cost endorsement and inflation guard endorsement of not less than a ten percent (10%) annual increase or cost-of-construction average increase as published by F.W. Dodge Systems, McGraw Hill, in the Daily Pacific Builder, or other index agreed upon by the Lessor and Lessee, whichever is higher.

             Lessee covenants during the term of this Lease to reimburse Lessor for Lessee's share of any and all property insurance premiums paid by Lessor for coverage of the real property, and liability for the Center. Lessee's share shall be the percent appearing in Exhibit "A", Real Property and Liability Insurance and Plate Glass Insurance. The deductibles, if any, shall be included in the common area expense. Lessee shall pay each such reimbursement to Lessor monthly along with the rent. Upon the anniversary of the insurance policy year, Lessor shall notify Lessee of the new premium amount to be paid. It is understood that the insurance policy year may be different from the lease year. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

      21. LIABILITY INSURANCE AND WORKERS' COMPENSATION: Lessee shall procure, at Lessee's own expense, on or before the date of the commencement of the term of this Lease and shall maintain continuously during the entire term hereof Workers' Compensation as required by law and Public Liability insurance in the amount of one million dollars ($1,000,000.00) for the injury or death of any one person and two million dollars ($2,000,000.00) for the injury or death of any number of persons in any one accident and property damage liability insurance in the amount of one million dollars ($1,000,000.00). All of said policies of insurance shall provide that among the additional insured thereunder shall be included Lessor, Lessor's agents herein, Lessor's Property Manager, and all other persons whom Lessor may elect to keep insured, including, but not limited to, those named in Exhibit "A", "Named Insured". All of said policies of insurance shall be obtained from companies satisfactory to Lessor and shall contain an endorsement that such insurance shall not be canceled except after thirty-(30) days written notification to Lessor. Lessee shall deliver to Lessor certificates evidencing the insurance coverage herein provided for. Lessee shall pay the insurance premiums on all insurance coverage herein provided for when due. If Lessee shall fail to pay the premiums on any policy required to be kept and maintained by Lessee, Lessor may, but need not, advance and pay said premiums, and the amount of any such advance or advances, together with interest thereon at the rate of ten percent (10%) per annum, shall become additional rent hereunder and one-sixth (1/6) of any total advance shall be payable by Lessee to Lessor with each monthly installment of rent to become due thereafter until such advance is paid in full.

      22. PERSONAL PROPERTY TAXES AND REIMBURSEMENT FOR REAL PROPERTY TAXES: Lessee shall pay before delinquency any and all taxes, assessment, license fees and public charges levied, assessed, or imposed upon Lessee's fixtures, or about the demised premises, or personal property located in, upon, or about the demised premises, or on account of or by reason of any business or other  activity  conducted  by  Lessee  in,  upon or  about  the demised  premises.  Lessee  further  covenants  during  the term of this Lease to pay Lessee's share of any and all real property taxes and assessments levied upon the land and improvements of the Center, which such share shall be the percentage appearing in Exhibit "A," Property Taxes, all those taxes and assessments which may from time to time be levied upon the Center by the County of Monterey, City of Monterey or by any other competent government body. Any such taxes and assessments which are payable by Lessee shall be paid by Lessee to Lessor. Lessee's said share shall be as set forth in Exhibit "A." All such taxes and assessments which are payable by Lessee shall be paid by Lessee to Lessor monthly along with the rent. Each tax year the Lessor shall set forth the amount of such taxes monthly. The term "real property taxes" shall also include all expenses reasonably incurred by Lessor in seeking reduction by the taxing authorities of real property taxes applicable to the Premises or in contesting said real property taxes.

           Lessee shall not be required to pay any municipal, county, state or federal income or franchise taxes of Lessor, or any municipal, county, state or federal estate, succession, inheritance, or transfer taxes of Lessor. If at any time during the term the laws concerning the methods of real property taxation prevailing at the commencement of the term are changed so that a tax or excise on rents or any such tax, however described, is levied or assessed against Lessor as a direct substitution in whole or in part for any real property taxes, Lessee shall pay before delinquency (but only to the extent that it can be ascertained that there has been a substitution to pay) the substitute tax or excise on rents.. Lessee's share of any tax or excise on rent shall be substantially the same as, and a substitute for, the payment of such real property taxes as provided in this Lease.

      23. DAMAGE OR DESTRUCTION OF DEMISED PREMISES: If the demised premises or the building in which they are situated are totally destroyed or damaged more than thirty percent (30%) in value by fire or the elements during the term of this Lease, Lessor shall thereupon have an election to terminate this Lease. In the event that a government agency by ordinance, regulation, interference or refusal to permit the restoration of the premises and/or the building to substantially the same condition prior to such loss, or restrict the extent of the reconstruction so as to make the property not economically feasible, in the sole discretion of the Lessor, then the Lessor shall thereupon have the option to terminate this Lease, and in the event that Lessor should exercise such election to terminate this Lease, all rights and obligations herein shall cease and terminate, except for rent and other sums accrued and unpaid to date of such destruction or damage. Written notice terminating this Lease pursuant to Lessor's election aforesaid shall be given to Lessee not later than ninety (90) days after such damage or destruction. If the demised premises or the building in which they are situated are so damaged by fire, or the elements, and Lessor does not exercise Lessor's election to terminate said Lease as hereinabove provided, and Lessor restores said demised premises at its own expense then, and in that event, this Lease shall remain in full force and effect. In the event that repairs are to be made pursuant to this paragraph, Lessor shall be entitled to and shall have possession of the necessary parts of said premises for such purpose, and if there is any substantial interference with Lessee's business on account of such repairs, Lessee shall be entitled to a proportionate reduction of rent during the time that said repairs are being made.

           If Lessor should elect to repair or rebuild because of any damage or destruction, as hereinabove provided, Lessor's obligation shall be limited to restoration of the demised premises or the building in which they are situate similar to the condition that Lessor provided at the commencement of the term hereof, or any reasonable substitute therefore so long as such substitute meets applicable code requirements, and Lessee shall fully repair or replace all exterior signs, trade fixtures, equipment, display cases, and other installations originally installed by Lessee at its own expense, including, but not limited to, all of Lessee's betterment's and leasehold improvements.

       If the demised premises or the building in which they are situated are totally destroyed or damaged more than thirty percent (30%) in value by fire or the elements during the term of this Lease, Lessee shall thereupon have an election to terminate this lease only in the event that Lessor can not restore the premesis to a condition similar to its original condition within 12 months of receipt of written notice from Lessee that Lessee intends to terminate this lease if the premises can not be restored to its original condition within 12 months of the written notice.

      24. PROHIBITED ACTS: Lessee covenants not to do and not permit to be done, anything in, on or about the premises, and not to bring, nor keep anything therein which will in any way affect fire or other insurance upon the entire property, building, or any of its contents other than as shall be specifically allowed elsewhere in the Lease, nor which will violate any law or regulation which now may be or which may hereafter be enacted or promulgated by any public authority, or which in any way may obstruct or interfere with the rights of others, or injure, or annoy them. Lessee further covenant that should there be an increase in fire or other insurance rates on any insurance held by Lessor on the demised premises which increase is caused by or is attributable to the equipment, installations, alterations, or the business conducted, or us of occupancy by Lessee, the monthly rental to be paid by Lessee shall be raised correspondingly to cover the full increase in such insurance rates.

      25.  INSPECTION:  Lessor and  Lessor's  agents shall have the
right  to  enter  into  and  upon  the  demised   premises  at  all
reasonable times, and in emergencies at all times, for the purposes of inspecting the same, protecting Lessor's reversion, making repairs, additions, or alterations to the premises or to any property owned or controlled by Lessor, or, for any lawful purposes. At any time within one hundred twenty (120) days prior to the expiration of the term hereof, Lessor shall have access to the premises for the purpose of exhibiting them to prospective tenants for their inspection and for posting "for lease" or "for rent" signs upon the premises. Due to the nature of the use it is understood that certain areas of the building may need Lessee to accompany Landlord for access to the premesis Landlord agrees and will comply with having the Lessee accompany the Landlord in these areas.
      26. BANKRUPTCY OR INSOLVENCY: If Lessee should execute a voluntary assignment hereof without the written consent of Lessor first had and obtained, or, if there should occur any assignment hereof by operation of law on account of any act of Lessee, or, if Lessee, or any member of Lessee if Lessee be a partnership of joint venture, should file any petition in bankruptcy or any petition for extension or composition of creditors, or become insolvent, or make any assignment of any of Lessee's property for the benefit of Lessee's creditors, or, if any involuntary bankruptcy proceedings should be initiated against Lessee (and Lessee fails to obtain the dismissal of such proceedings within ninety (90) days after same are filed) or, if any receiver be appointed of the business or of the assets of Lessee, this Lease, at the election of Lessor, shall thereupon immediately terminate, and said Lease or any interest in said leasehold, shall not be assignable by any process of law, or treated as an asset of Lessee thereafter, nor shall it pass under the control of any trustee or assignee of Lessee by virtue of any control of any such proceeding or act of Lessee. If any such act or proceeding shall occur, Lessor may terminate this Lease by the mailing of written notice to the Lessee's Address For Notice as shown in Exhibit "A", attached hereto, stating Lessor's election to so terminate, and all rights of Lessee hereunder shall thereupon terminate, and Lessor may promptly reenter upon said premises.

      27. DEFAULT AND REENTRY: If Lessee defaults in the payment of any rent as required hereby to be paid or, if Lessee defaults in the performance of any term, covenant, condition, or obligation required hereby to be performed by Lessee and such default continues for a period of ten (10) days after written notice is mailed to Lessee of such default, then, in addition to any other remedy Lessor may have by operation of law, Lessor shall have the right, without any other or further notice or demand, to enter upon the premises, and eject all persons from the premises and remove all property therefrom, using such lawful force as may be necessary to so do, in which case Lessor shall not be responsible for the care or safety of persons or property so removed and Lessee hereby waives any and all claims for loss or damage to property or persons so removed from the demised premises by Lessor pursuant hereto, and Lessor, in the case of any such default by Lessee in the payment of rent or in the performance of any one of the terms, covenants, conditions or obligations herein contained, may declare this Lease terminated, take possession as above provided, and retain all prepaid rentals and other prepaid expenses or deposits as Lessor's damages or Lessor may, without terminating this Lease or declaring a forfeiture of Lessee's rights hereunder, retain all prepaid rentals and other prepaid expenses or deposits, re-let the premises or any part thereof, as the agent and for the account of Lessee upon such terms and conditions as Lessor may deem advisable, either with or without equipment or fixtures left remaining in the demised premises by Lessee, in which event the rents received on such re-letting and retained prepayments or deposits shall be applied first to the expenses of such re-letting and collection of rent, including any necessary renovation and alteration of the premises, and reasonable attorney's fees, and any actual real estate commissions paid, and thereafter the balance of any such rents, retained prepayments or deposits shall be applied to the payment of all sums due or to become due to Lessor hereunder and, if a sufficient sum shall not be thus realized to pay such sums and other charges, Lessee shall pay to Lessor any deficiency monthly, notwithstanding Lessor may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Lessor may bring an action therefore as such monthly deficiency shall arise, in which event Lessor shall be entitled to recover reasonable attorney's fees for commencing and prosecuting such suit. Lessor shall be entitled to each and all of Lessor's remedies, and the election to proceed with one may not be construed as excluding the subsequent use of any other. The remedies herein granted to Lessor shall not be construed to be any limitation of any rights, or remedies otherwise available to Lessor, but shall be construed to be in addition thereto. Lessee shall allow any reentry by Lessor as aforesaid without hindrance and Lessor shall not be liable in damages for any such reentry, or be guilty of trespass or forcible entry.

      28. LESSOR-LESSEE LIABILITY: Lessor shall not be liable for any loss or damage that may result to any property belonging to Lessee, located in, on, or about said demised premises from any cause whatsoever, nor shall Lessor be liable for any damage or injury to any person or personal injury or property occurring or arising in, on, or about the demised premises from any cause whatsoever. Lessee hereby covenants to save and hold Lessor, Lessors agent and manager, harmless from and to defend and indemnify Lessor, Lessors agent and manager against any suit or claim or demand for damage or injury to any person or property sustained in, on, or about the demised premises from any cause whatsoever during the term.

29. INTEREST ON DELINQUENCIES: Lessor shall be entitled to interest on any amounts owing from time to time from Lessee to Lessor at the maximum rate permitted by law. The foregoing shall apply to any and all payments that Lessor may from time to time be entitled to receive from Lessee including, but not limited to, rents, real property taxes and assessments, fire insurance premiums, common area maintenance and repair costs, common area capital improvement costs, and any and all other amounts that Lessor may from time to time be entitled to receive from Lessee.

30. ATTORNEY'S FEES: If either party hereto should bring any suit against the other party hereto for the breach of any term, covenant, condition or obligation herein contained to be kept, by such other party, for the recovery of any sum due hereunder, or to recover possession of the premises, or for any summary action for forfeiture of this Lease, or to prevent further violations of any of the terms, covenants, conditions or obligations, or, for any other relief then, and in that event, the prevailing party in such suit for summary action shall be entitled to a reasonable attorney's fee to be fixed by the court.

      31. NON-WAIVER OF BREACH: Lessor's failure to take advantage of any default or breach of covenant on the part of Lessee shall not be construed to be a waiver thereof; nor shall any custom or practice which may grow up between the parties hereto in the course of administering this Lease be construed to waive or to lessen the right of Lessor to insist upon the performance of any and all terms, covenants, conditions, and obligations  hereof,  or to  exercise  any  right  given  Lessor on account of any default. A waiver of a particular breach or default shall not be deemed to be waiver of the same or any other subsequent breach of default. Lessor's consent to or the approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent or similar act by Lessee.

      32. CONDEMNATION: If title to all of the premises is taken for any public or quasi-public use under any statute, or by right of eminent domain, or by private purchase in lieu of eminent domain, or if title to so much of the premises is so taken that,
in  the  sole   opinion  of   Lessor,   a   reasonable   amount  of
reconstruction of the premises will not result in the premises being a practical improvement, or reasonably suitable for Lessee's continued occupancy for the uses and purposes for which the premises are leased, then, in either event, this Lease shall terminate on the date that possession of the premises, or part of the premises, is taken, unless Lessor elects that said Lease continue.

      32.1)If this Lease  continues  under  provisions of Paragraph
           1, above, the Then Fixed Rent shall be reduced in the same proportion that the floor area of the portion of the premises so taken (less any additions to the premises by reconstruction) bears to the original floor area of the premises. Lessor shall, at Lessor's own cost and expense, make all necessary repairs or alterations to the building in which the premises are located so as to constitute the portion of the building not taken a useable unit. There shall be an equitable abatement of rent during such restoration period.

      32.2)All compensation awarded or paid upon a total or partial taking of the fee title of the premises shall belong to Lessor, whether such compensation be awarded or paid as compensation for diminution in value of the leasehold or of the fee provided, however, that Lessor shall not be entitled to any award made to Lessee for depreciation or damage to, or cost of removal of stock and fixtures, if any.

      32.3)Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this paragraph, and Lessee shall assign to Lessor and appoint Lessor to act for Lessee in all matters of condemnation except for Lessee's specific rights to damages as set forth in Paragraph 3, above.

33. UTILITIES and ANCILLARY SERVICES: Lessee will, during the term of this Lease, pay for all charges for utilities and ancillary services furnished, delivered to or performed upon the demised premises including, but not limited to, electricity, gas, telephone, telecommunication systems, water, sewer (including MRWPCA charges), city, county, district, state or federal surcharges and or user fees, storm drain fees, taxes or assessments, cable, garbage/refuse collection and recycling, insect and rodent control, neighborhood improvement and traffic impact assessments, fees and taxes and all other ancillary user cost , including interest, late fees and fines, resulting from the occupancy of the premised by the Lessee.. Lessee shall, if feasible, pay for the above services directly to the public utility or other suppliers. In the case of MRWPCA and other charges, which are attributable to the demised premises but are billed to Lessor, Lessee agrees to reimburse Lessor as provided for herein, monthly along with the rent. Lessor or his agent makes no representation or warranty whatsoever as to the availability of water, gas, electricity, or any other utility and ancillary services for Lessee's intended use and Lessee acknowledges that Lessee has made Lessee's own investigation with respect to the availability of any and all utility and ancillary services required by Lessee and that Lessee is satisfied with respect to such availability, and that Lessor had no obligation whatsoever with respect thereto. Lessee shall obtain, install, and pay for, an individual meter for each of the utility services required by Lessee upon Lessee's demised premises; except that Lessor shall provide a gas meter and an electric meter for the premises.
       If, for any reason, Lessee cannot obtain an individual or separate meter or billing for Lessee's demised premises then, and in that event, Lessor shall utilize Lessor's best efforts to make any such required utility services available to Lessee through Lessor's existing common meters and Lessor shall bill to Lessee and the Lessee shall pay to Lessor within ten (10) days of the statement therefore such amount as Lessor shall determine to be Lessee's fair and equitable share of any such utilities and Lessor's determination in this regard shall be final, binding and conclusive upon Lessee. All such statements for utility services shall be presented to Lessee on a regular basis and within reasonable period of time after receipt of Lessor's statement from the applicable utility. Lessor shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished the Premises and no such failure or interruption shall entitle Lessee to terminate or modify this Lease in any way.

        Not withstanding anything to the contrary contained herein, Lessee agrees that Lessor may arrange for professional direct billing to Lessee for the commonly provided metered utilities and ancillary services provided to Lessee though or by the Lessor, and Lessee agrees to pay for such direct billing and cost separate from the rent payment owed to Lessor, according to this Lease and that the costs and direct billings for utilities and ancillary services shall not be consider a reduction or offset in the rental payment due Lessor but shall be in addition to the rent. It is understood and agreed between Lessor and Lessee that in the event such direct billing payments are not made when due, it shall be considered a substantial default under the Lease and Lessee agrees that Lessor may bring summary proceedings for payment and or eviction as if the rent were not paid.

      34. HEIRS AND ASSIGNS: Except as herein otherwise provided, all terms, conditions, covenants and obligations contained in this Lease shall be binding upon the inure to the benefit of the heirs, successors, legal representatives and assigns of the parties hereto.

      35. NOTICES: All notices, statements, demands, requests, approvals, authorizations, offers, agreements, appointments or designations under this Lease by either party to the other shall be in writing and shall be served personally upon the other party or deposited in the United States mail, certified mail, return receipt requested, postage prepaid, and addressed to Lessee at Lessee's Address For Notice as it appears on Exhibit "A", attached hereto, or to such other address as Lessee nay from time to time designate to Lessor in writing, and addressed to Lessor as it appears on Exhibit "A", or at such other address as Lessor or his agent may from time to time designate, to Lessee in writing.

      36.  CONSTRUCTION:   Each  term,   covenant,   condition  and
obligation of this Lease to be performed by Lessee shall be construed to be both a covenant and condition.

      37. LAYOUT OF THE DEMISED PREMISES AND SURROUNDING AREA OWNED BY LESSOR: Lessor does not guarantee a continuance of the passage of light and air over the demised premises or over any of the real property adjoining the demised premises and Lessor expressly reserves all air space over the demised premises. Any reference in this Lease with respect to the location of reference in this Lease with respect to the location of buildings, parking areas, if any, and other improvements shall not be deemed to be a warranty or representation. Lessor hereby reserves the right at any time to make any alterations or additions to or to build additional stories on any presently existing building owned by Lessor. Lessor also reserves the right to construct other buildings or improvements upon the surrounding real property which may be owned by Lessor from time to time, and to make alterations or additions thereto and to build additional stories on any such buildings and to modify and reallocate space within the center. Lessor further reserves rights-of-ways and easements in, over, under, and through Lessee's demised premises for sprinkler and fire-detection system purposes, power and telephone lines, plumbing lines, air conditioning, heating and ventilation systems, and conduits for all utilities, together with the right to locate, relocate, and maintain the same at any and all times and from time to time in, upon, over, or under Lessee's demised premises without any rebate of rent or liability for any interruption or disturbance caused by Lessor, its agents, servants or employees, or by any utility company employee or representative; provided, however, that Lessor shall use reasonable discretion in exercising its rights pursuant to this sentence.

      38. NUMBER AND GENDER: Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, partnership, or association. If there be more than one Lessee, the obligations imposed herein upon Lessee shall be joint and several.

      39. MARGINAL TITLES: The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction and interpretation of any part of this Lease.

      40. MODIFICATION: This instrument contains all the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease or other respective successor or successors in interest.

      41. TIME OF ESSENCE: Time is of the essence of each term, covenant, condition and obligation of this Lease.

      42.  PAYMENTS  NOT  IN  SUBSTITUTION:   Except  as  otherwise
expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.

43. CONVEYANCE BY LESSOR: If, during the term of this Lease, Lessor shall sell Lessor's interest in the demised premises, then from and after the effective date of such sale, Lessor shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued; provided, however, that any such purchaser shall assume all of Lessor's obligations to be performed hereunder, including the obligation to refund the security deposit at the expiration of this term.

44. SIGNS AND ADVERTISING: No sign, advertisement, or notice shall be inscribed, painted or otherwise displayed, or screens, awnings, shades, decorations, symbols, fixtures or any other thing affixed on any part of the outside of the demised premises (or inside of the demised premises where such may be seen through windows or otherwise by passersby) except of such color, size, or style, and in such place on or in said premises as shall first be fixed, designated and approved by Lessor in writing. Lessor may at his option provide one directory at a location and of a design to be determined by Lessor. Such directory shall display
Lessee's practice or business name as agreed by Lessee and Lessor. Lessee agrees to pay for the cost of such directory identification.

      Lessor further acknowledges and agrees as a condition of this lease, to comply with all Lessors existing building signage criteria, and or to any new signage criteria that the Lessor, any governmental agency or business or trade association may require from time to time. Lessee covenants to Lessor and agrees to install all initial signage within 45 days from taking possession of the premises, and for new signage within 60 days from written notice from Lessor that a new sign is required, all of which is subject to the terms and conditions of this article.

      45. STATEMENT OF LESSEE: Lessee shall at any time and from time to time upon not less than ten (10) days prior written request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect if such is the fact (or if there has been any modification thereof that the same is in full force and effect as modified and stating the modifications) and the dates to which rentals and other charges have been paid in advance, if any. It is expressly understood and agreed that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the complex or estate of Lessor or by the mortgagee or assignee of any mortgages of any mortgage or the trustee or beneficiary of any deed of trust constituting a lien upon the leased premises or upon property including the lease premises or any part thereof.

      46. JANITORIAL SERVICE: Lessor shall have no responsibility whatsoever for the furnishing of any janitorial service to the demised premises. Janitorial service within the demised premises shall be the sole responsibility and at the sole cost of Lessee. Lessee covenants and agrees to obtain sufficient janitorial service to maintain the demised premises in a clean and orderly condition at all times. Lessee further agrees to deposit Lessee's refuse and garbage only in those areas designated in writing by Lessor from time to time.

      47. SUBORDINATION: This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the building, other improvement, and land of which the premises are a part. Such subordination is effective without any further act of Lessee. Lessee shall from time to time upon request from Lessor execute and deliver any documents or instruments that may be required by a lender to effect any subordination. If Lessee fails to execute and deliver any such documents or instruments, within ten (10) days, Lessee irrevocably constitutes and appoints Lessor as Lessee's special attorney in fact to execute and deliver any such documents or instruments.

      48. LESSEE'S PERPETUAL OPERATION: During the option years ,if exercised, Lessee covenants that he will remain open for business during the entire option period or any extension thereof. .
      49. GOVERNMENT FEES: All governmental fees, charges, district assessment fees or charges, including but limited to, fire, police, sanitary service, water, utilities, parking, parking adjustments or parking assessments for the Lessee use or occupancy of the premises shall be the responsibility of the Lessee, and payable to Lessor along with the rent or paid direct to the appropriate agency as required. Lessee further covenants and agrees to encourage all Lessee's employees to utilize long-term public parking lots and garages (instead of public street parking), and agrees to purchase monthly parking permits for said employees from the appropriate governmental agency.

      50. LESSEE'S IMPROVEMENTS: Insofar as the space demised to Lessee within and including said building is concerned, Lessee's obligation shall be to complete those items necessary for Lessee's intended use of the demised premises, all of which must be installed in conformity with the latest applicable local and state rules, regulations, ordinances, and building codes, and in conformity with the plans and specifications, to be prepared by Lessee's architect and submitted to Lessor for Lessor's approval, in writing, prior to commencement of Lessee's work, which said approval by Lessor shall not be unreasonably withheld. Construction shall be diligently prosecuted to completion by Lessee, provided, however, that any prevention, delay or stoppage due to strikes, lock-outs, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform shall excuse performance by such party for the period equal to any such prevention, delay or stoppage. The acceptance of said premises for the purpose of performing Lessee's work in the premises, as hereinabove defined, shall constitute an acknowledgment by Lessee that the premises are in the condition called for by this Lease and that Lessor has performed all its work with respect to the premises.

           All of Lessee's work shall be done on a lien-free basis and shall be completed free and clear of all liens recorded or recordable pursuant to the provisions of the Civil Code of the State of California relating to mechanic's liens (Section 3109 et. seq.).

      51.  GARBAGE,  REFUSE,  TRASH,  COLLECTION  &  REIMBURSEMENT:
Lessee acknowledges that the removal of garbage, refuse and trash from the demised premises is the sole responsibility of Lessee, and Lessee agrees to make such arrangements and pay for such services as from time to time may be required to dispose of said garbage, refuse and trash. Lessee further acknowledges that it is Lessor's concern that all portions of the premises and the building and adjoining lands within and upon which the premises are located are at all time clean and sanitary, and Lessee therefore  agrees  to  abide by  Lessor's  judgment  as to  whether
Lessee's   garbage,   refuse  and  trash   removal   services   are
adequate. In the event that Lessor deems that more frequent or more effective service is desirable, Lessee agrees to follow the directions of Lessor with respect to improvements of said services under penalty of default and further agrees to reimburse Lessor for all costs and expenses incurred by Lessor in removing Lessee's garbage, refuse and trash should Lessor, in his sole judgment, determine that said action is desirable. Lessee further agrees to abide by Lessor's noticed rules and regulations relating to use of refuse containers and storerooms that from time to time may be available to tenants to deposit Lessee refuse only within Lessee's demised premises or in those areas designated by Lessor in writing from time to time. Lessor may arrange for the collection and removal of Lessee's and other Lessee's garbage and refuse which is so deposited, and shall
advance  on  behalf  of  Lessee  and  other   Lessee's   for  their
respective   prorata  shares  of  such  costs.   Lessee  agrees  to
reimburse Lessor for such advances within five (5) days of receipt of said bill.

      52. SPRINKLER SYSTEM (IF ANY): Lessee acknowledges that if the premises are currently provided with an automatic sprinkler system it is ISO rated. Should Lessee's occupancy, use, improvements  or  remodeling  within,  upon or  about  the  demised premises cause any reduction in the rating of said system anywhere in the building, at any time, in which the premises are located, or result in the requirement by insurance carrier or a governmental agency that a sprinkler system be installed, Lessee shall immediately undertake all such automatic sprinkler work, all at Lessee's sole cost and expense. Furthermore, Lessee shall at all times be responsible for and shall pay for any and all modifications as are necessary to maintain the ISO rating on said system within the demised premises. Lessee shall, during the term of this Lease and any extension thereof, at Lessee's sole cost and expense, maintain and service said sprinkler system, detection and monitoring system, keeping all in good working order, including but not limited to, periodic service and inspection charges, periodic testing, water users fees, assessments and assessment district charges, and all other governmental fees and charges thereto.

      53.  INTENTIONALLY  LEFT BLANK

      54. RIGHT OF FIRST REFUSAL: If at any time during the term of this Lease, Lessee shall desire to sell Lessee's interest in this Lease or to the business conducted by Lessee upon the demised premises to a bonafide buyer then, and in that event, Lessee shall first give written notice to Lessor by personal service upon the Lessor of the terms and conditions of the proposed bonafide sale, and Lessor shall have the right for a period of fifteen (15) working days after personal service of a copy of such proposed bonafide sale upon lessor to purchase the interest that is proposed to be sold for the same price and upon the same terms and conditions as stated in the notice. If Lessor fails to exercise the same within such fifteen (15) day period, Lessee shall have the right, for a period of sixty (60) days following the date on which notice was given and subject to the terms and conditions hereinabove set forth in Paragraph 13 with respect to assignment and subletting, to sell such interest to the proposed bonafide buyer designated in such notice upon the terms and conditions specified therein. If such interest is not so sold during such sixty (60) day period, it may not be sold after without Lessor again having the right of first refusal herein provided for.

      55. 56. NO PARTNERSHIP: Lessor does not, in any way or for any purpose become partners of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

      57. HAZARDOUS MATERIALS: Lessee shall not at any time during the term of this Lease use, or any extension, generate, store or dispose of, on, under, or about the Premises any hazardous substance, hazardous material, hazardous waste, toxic substance, pollutants, contaminants, or related materials (Hazardous Materials"), except, those, if any, listed in Exhibit "A,", attached hereto and made a part hereof. For the purposes of this covenant, Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "pollutants or contaminants" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., those substances defined as "hazardous waste" by the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., and by
Section 25316 of the California Health and Safety Code, and those substances defined as "hazardous substances" in Section 25316 of the California Health and Safety Code, and the regulations adopted and publications promulgated pursuant to said laws. Lessee shall indemnify, defend, and hold Lessor harmless from and against all liability, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials, including, without limitation, the cost of any required or necessary repair, clean-up, or detoxification and preparation of any closure or other required plans, to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage or disposal of Hazardous
Materials on the Premises at any time. Lessee shall provide written notice to the Lessor of any present or future hazardous substance release that Lessee knows or has reasonable cause to believe is or will be present on or under the Premises, within a reasonable period of time after such release is discovered or believed by the Lessee to be present. (See Health and Safety Code Section 25359.71). Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action or judgments directly or indirectly arising out of our related to the use, generation, storage, release or disposal of Hazardous Materials by Tenant or any of Tenant Parties in, on, under or about the Premises, or the Building which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value of adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Section 1.3H. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

      57.1)HAZARDOUS  MATERIALS  REPORT:   Lessee  agrees  that  if
           Lessee is unable for any reason to complete the certification provided for in Paragraph 57.2 below, Lessee shall obtain and deliver to Lessor within thirty
           (30) days before or after the termination of this Lease a hazardous substance report concerning the Premises
           ("Hazardous Materials Report"), the purpose of which Hazardous Materials Report shall be to affirm that Lessee shall be in compliance with all applicable laws, ordinances, rules and regulations of any governmental agency having jurisdiction concerning the use, storage and/or disposition of hazardous materials on the
           Premises at the termination of this Lease or any extension thereof. Lessee shall obtain the Hazardous Material Report at its sole cost and expense. For the purposes of this report, a "hazardous Material" is defined as any substance the existence or effect of which is subject to any substance the existence or effect of which is subject to Federal, State or local regulation, investigation, correction or removal as potentially injurious to public health or welfare. Lessor and Lessee acknowledge that extensive local, State and Federal legislation establishes broad liability upon owners and/or user of real property for the investigation and correction of such hazardous material conditions. The Hazardous Material Reports shall be in writing, and shall be prepared by a licensed contractor or engineer competent to perform such investigation on behalf of Lessee. If the Hazardous Report shall indicate a condition requiring correction or posing a potential liability to Lessor, Lessee shall forthwith cure the condition (s) specified in the Hazardous Materials Report at Lessee's sole cost and expense, prior to the termination of this Lease.



      57.2)HAZARDOUS MATERIALS CERTIFICATION BY LESSEE: Lessee will execute an indemnification agreement and notarized certification under penalty or perjury substantially as follows:

           a. that no hazardous materials other than those, if any, listed in Exhibit "A" has been introduced to the Premises.

           b. that there has been no spillage of hazardous materials listed in Exhibit "A" that such materials have been properly stored in closed containers in accordance with the law and disposed of in accordance with the law.

           c. that Lessee agrees to pay the cost of cleaning up any contamination resulting from Lessee's use or occupancy of the Premises and hold harmless and indemnify Lessor and Lessor's agents for any claims that result therefrom. Lessee shall deliver such certification to Lessor within five days before or after the termination for any reason of Lessee's occupancy of the Premises. If Lessee fails to so deliver such certification within the time required, Lessee shall comply with the provisions of Paragraph 56.1 above.

      57.3)EMMISSION; STORAGE, USE AND DISPOSAL OF WASTE:

           a.   Emissions.  Lessee shall not:

                1) Permit any vehicle on the premises to emit exhaust, which is in violation of any governmental law, rule, regulation or requirement.

                2) Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water which matter, as reasonable determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely affect the (a) health or safety of persons, wherever located, whether on the Premises or anywhere else, (b) condition, use
                     o enjoyment of the Premises or any other real or personal property, whether on the Premises or anywhere else, or (c) Premises or any of the improvements thereto or thereon including buildings, foundation, pipes, utility lines, landscaping or parking area.

                3) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernable from outside the Premises.

                4) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement.

                5) Create, or permit to be create, any ground vibration that is discernable outside the Premises.

                6) Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, or about the Premises, or anywhere else.

           b.   Storage and Use

                1) Storage. Subject to the uses permitted and prohibited to Lessee under the lease. Lessee shall store in appropriate leak proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (a) pollute or contaminate the same, or (b) adversely affect the (i) health or safety of person, whether on the Premises or anywhere else, (ii) condition, use to enjoyment of the Premises or any real or personal property, whether on the Premises or anywhere else, or (iii) Premises or any of the improvements thereto or thereon.

                2) Use. In addition, without Lessor's prior consent, Lessee shall not use, store or permit to remain on the Premises any solid, liquid or gaseous matter, which is, or may become radioactive. If Lessor does give its consent, Lessee shall store the materials in such a matter that no radioactivity will be detectable outside a designated storage area and Lessee shall use the materials in such a manner that (a) no real or personal property outside the designated storage area shall become contaminated thereby or (b) there are and shall be no adverse effects on the (i) health or safety of person, whether on the Premises or anywhere else, (ii) condition, use or enjoyment of the Premises or any real personal property thereon or therein, or
                     (iii)  Premises  to any  of  the  improvements
                     thereto or thereon.

           c.   Disposal of Waste

                1) Refuse Disposal. Lessee shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and, except for normal trash removal by Lessee, shall regularly and frequently remove extraordinary trash from the Premises. Lessee shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

                2) Sewage Disposal. Lessee shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (a) for the disposal of anything except sanitary sewage or (b) excess of the lesser amount (i) reasonably contemplated by the uses permitted under this Lease or (ii) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

                3) Disposal of Other Waste. Lessee shall properly dispose of all of the waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the Premises in such a manner that it does not, and will not, adversely affect the (a) health or safety of person, wherever located, whether on the Premises or elsewhere (b) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (c) Premises or any of the improvements thereto or thereon including buildings, foundation, pipes, utility lines, landscaping or parking areas.

           d. Information Lessee shall provide Lessor with any and all information regarding hazardous or toxic materials, in the Premises, including copies of all filings and reports to governmental entities at the time they are originated and any information requested by Lessor. In the event of any accident, spill of other incident involving hazardous or toxic matter of which Lessee has actual knowledge, Lessee shall immediately report the same to Lessor and supply Lessor with all information and reports with respect to the same. All information described herein shall be provided to Lessor regardless of any claim by Lessee that it is confidential or privileged.


           e. Compliance with Law Notwithstanding any other provision in this Lease to the contrary, Lessee shall comply with all laws, statues, ordinances, regulations, rules and other governmental requirements in complying with its obligations under this lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter.

      58.  WATER  USE  /  SHORTAGE  DISCLOSURE  /  ASSESSMENTS  AND
FINES: All parties to this lease acknowledge the following: In Monterey County water is a scarce resource, due to recent drought years, limitations on water use and consumption have been implemented to water users in the past and will continue into the future. These limitations include, but are not limited to: water rationing; limitation/restriction of new fixtures; limitation/restriction to businesses due to potential increase in water use; implementation of fines for overages of water use; implementation of fees resulting from new fixtures or water hookups or increased water use. Lessee hereby agrees to comply and abide by all rules, regulations and policies adopted by the Monterey Water Management District or its successors, including but not limited to the payment of fines, fees and assessments, as a result of the occupancy and use of the premises by Lessee. Lessee shall pay said amounts of pro-rata, or 100% if resulting from Lessee use of premise promptly so as to avoid a lien being placed upon Lessor's property by the district. Lessee may appeal the decision of the district, provided Lessee's action does not create a lien upon Lessor's property. Lessee is hereby informed that if for any reason assessments, fees or fines are imposed upon the property, Lessor may pay such assessments, fees or fines and deduct them from the prepaid rents and/or the security deposit and Lessee shall within ten (10) days from notice, restore the prepaid rents and/or the security deposit, as provided for in this lease. In the event Lessee's actions or lack of actions results in a lien being placed upon Lessor's property, Lessor may, in his sole discretion, declare Lessee in default and terminate this lease upon ten (10) days advance written notice. Lessor further acknowledges that no representation has been made by Lessor, and A.G. Davi, Ltd. and/or its agents and representatives about the Lessee's right to water use, increase use or installation of additional water fixtures. Lessee agrees to hold harmless and indemnify Lessor, and A.G. Davi, Ltd. and/or its agents or representatives from any liability and costs relating to this issue, including but not limited to assessments, fines, fees, attorney fees and court costs.

      59.
      60.   RECORDING:  Lessee will not record this lease.

      61. SURRENDER OF PREMISES: Upon expiration or termination of this Lease, Lessee shall surrender possession of the premises in the condition required by this Lease, and Lessee shall, at Lessee's expense, a) remove all signage from the exterior and interior of the premises and or building and or common areas, and
(b) remove all Lessees  trade  fixtures and  personal  property and those claiming under Lessee from the premises and the property, subject to the limitation, of this Lease agreement, and (c) clean the premises including, but not limited to windows, carpets, floors, walls, ceilings, (d) quit and deliver up the premises peaceable and quietly and in as good order and conditions as the same  were  in on the  date  the  term  of  this  Lease  commenced,
ordinary  wear  and  tear   excepted.   Additionally,   all  Lessee
alterations of the premises, at the election of the Lessor, will be removed and the premises will be returned to the conditions as at the time of the commencement of this Lease, at the expense of the Lessee,(e) surrender all keys, any key cards, and any parking stickers or cards, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises.

      62. LIMITATION TO LESSOR'S PERSONAL LIABILITY: Lessee shall look solely to Lessor's interest in the building and the land of which the premises form a part for the recovery of any claims, damages or judgment against Lessor, and if Lessor is (i) a partnership, its partners whether general or limited, or (ii) a corporation, its directors, officers or shareholders, or (iii) a limited liability company, its members or (iv) a trust its beneficiaries, shall never be personally liable for any such claims, damages or judgment.

      63. ALTERATIONS/IMPROVEMENTS: Lessee shall not make any improvements on the property without Lessor's consent. In making any alterations that Lessee has a right to make, Lessee shall comply with the following:

           a. Lessee shall submit reasonably detailed plans and specifications of the proposed alterations before the commencement of such Lessor approved alterations.

           b. The alterations shall not commence until five (5) days after Lessor has received notice from Lessee stating the date the construction is to commence so that Lessor can post and record an appropriate notice of non-responsibility.

           c. The proposed improvements shall be approved by all the appropriate government agencies, and all applicable permits and authorizations shall be obtained before commencement of the alterations. All approved improvements shall be completed in the standard workmanship quality.

           d.   The proposed  improvements shall be approved by all
                the  appropriate   government  agencies,   and  all
                applicable laws.

           e. Before commencing the alterations and at all times during construction, Lessee shall maintain insurance as provided for in paragraphs 18 and
                19. In addition, contractor shall be licensed and insured and a Certificate of Insurance with liability insurance in the amount of $1,000,000.00 and Worker's Compensation Insurance shall be provided by Lessee's contractor to Lessor within 10 days prior to commencement of any work and said certificate shall name Lessor as additionally insured.

           f. Lessee shall pay all costs for construction done by it or caused to be done by it on the premises as permitted by this Lease. Lessee shall keep the improvements and land free and clear of all mechanics' liens resulting from construction done by or for Lessee.

      64. AMERICANS WITH DISABILITIES ACT: On July 26, 1990 the Americans With Disabilities Act of 1990 (ADA) was signed into law. This federal Civil rights legislation prohibits discrimination against individuals with disabilities. The ADA affects almost all commercial facilities and public accommodations. Residential properties are not typically covered by the ADA but may be governed by its provisions if used for certain purposes. The ADA can require, among other things, buildings to be made readily accessible to the disabled.
Different requirements apply to new construction, alterations to existing buildings, and removal of barriers in existing buildings. Compliance with the ADA may require significant costs. Monetary and injunctive remedies may be incurred if the property is not in compliance. Neither Lessor nor a real estate broker does have the technical expertise to either determine whether a building is in compliance with ADA requirements or to advise a Lessee on the requirements of the ADA. Any Lessee who is a party to the above referenced agreement is advised to contact an attorney, contractor, architect, engineer or other qualified professional of his/her own choosing to determine to what degree, if at all, the ADA impacts upon that principal or this transaction. It will be the Lessee's responsibilities to comply with this act, at no cost to Lessor, throughout entire term and any extension of this lease.

      65.  NOTICE  OF  SURRENDER:  Lessee  shall,  at least  thirty
(30) days before the date of expiration of this lease, give Lessor a written notice of intention to surrender the leased premises on that date. If such notice is not given, the Lessee shall be liable for rent of one additional month.

      66. REAL ESTATE BROKERAGE FEE: Lessee warrants to Lessor that there are no Real Estate brokerage fees offered or required in conjunction with this lease which may arise as a result of the execution of this lease and agrees to pay said fees, and hold harmless and indemnify Lessor from any claims for brokerage fees for failure to pay said fee.

      67. LESSOR LOAN OR SALE: Lessee agrees within ten (10) business days of receipt of written request by Lessor, to execute and deliver to Lessor any reasonably necessary documents, including estoppel certificates, in a form reasonably acceptable to Lessee, presented to Lessee by Lessor. Lessee's failure to deliver an estoppel certificate within five (5) days following such request shall constitute a default under this Lease and shall be conclusive upon Lessee that this Lease is in full force and effect and has not been modified except as may be represented by Lessor and that there are no uncured defaults in Lessor's performance. In addition, if requested by Lessor, Lessee shall deliver to Lessor, on a reasonable basis but nor more frequent than annually, or to any prospective lender or purchaser of the Property, financial statements of Lessee covering the two (2) fiscal years immediately preceding the request.

      68. ATTORNMENT: If Lessor conveys in a Sale all of its rights and duties in and to the Lease and/or Premises and the realty underlying the Premises, or if an interest in Lessor or Lessor's equity of redemption or other interest in the Lease and the Premises under a mortgage, deed of trust, pledge or security agreement is foreclosed judicially or nonjudicially, upon the request of Lessor's lawful successor, Lessee shall attorn to said successor, provided said successor accepts the Premises subject to this Lease. The foregoing notwithstanding, in accepting the Premises subject to this Lease, said successor shall not be bound by (i) any prepayment of more than one month's rental (except for payments under Article 7, "Security Deposit") or (ii) any material amendment of this Lease made after the later of the Effective Date or such date as the successor's lien or interest first arose, unless said successor shall have consented to such amendment.

      69. MUTUAL WAIVER OF RIGHT OF SUBROGATION: Except as may be provided herein, Lessor and Lessee each hereby waives any and all rights of recovery against the other and their respective authorized representatives for damage to any person or to the Premises, and the Building and other improvements in which the Premises are located, and to fixtures, personal property, Lessee's improvements, and alternation of either Lessor or Lessee in or on the Premises and the Building and other improvements in which the Premises are located, arising from any cause insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause insurance policy obtained by it to provide that the insurance company waives all right to recover by way of subrogation against either party in connection with damage covered by any policy.

      70.  MISCELLANEOUS PROVISION

        70.1) Time of Essence. Time is of the essence of each provision of this Lease.

        70.2) Lessor's Consent. Except as may otherwise be expressly stated in their Lease, any consent required by Lessor under this Lease must be granted in writing and must be withheld or conditioned by Lessor in its reasonable discretion.

        70.3) Severability.  It is agreed  that,  if any  provision of this
           Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not  affect  any other  provision  of this Lease and all
           such  other  provisions  shall  remain in full force and
           effect.  It is  the  intention  of  the  parties  hereto
           that, if any  provisions of this Lease is capable of two
           (2)  constructions,   one  of  which  would  render  the
           provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

        70.4) Warranty  of  Authority.  If  Lessee  is a  corporation,  the person  or  persons  executing  this  Lease on behalf of
           Lessee  hereby  covenant and warrant as of the Effective
           Date   that:   (a)   Lessee   is  a   duly   constituted
           corporation,  qualified  to do  business  in  the  State
           where the  Center is  located;  (b)  Lessee has paid all
           applicable   franchise  and  corporate  taxes;  and  (c)
           Lessee will file when due all future forms, reports, fees and other documents necessary to comply with applicable laws.

        70.5) Right to Lease. Lessor reserves the absolute right to effect such other tenancies in the Center as Landlord, in the exercise of its sole business judgement, shall determine to best promote the interest of the Center.
           Lessee does not rely on the fact, nor does Lessor represent, that there shall be any specific occupants or number of occupants of space in the Center after the Effective Date.

        70.6) Waiver of Rights of Redemption. Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Lessee is evicted or dispossessed for any cause or in the event
           Lessor obtains possession of the Premises by reason of the violation by Lessee of any of the terms, covenants and conditions of this Lease or otherwise. The rights given to Lessor herein are in addition to any rights that may be given to Lessor by any statute or otherwise.

         70.8) Earthquake and Seismic Hazard Area.  Lessee is hereby advised
           that  the  subject   property   is  located   within  an
           Earthquake  and Seismic Hazard Area and that lessor does
           not  maintain  Earthquake  Insurance  on  the  building.
           Lessee accepts the premises with this knowledge and understands that it is the lessee responsibility to
           investigate   this  matter,   and  to  obtain  insurance
           coverage on lessee personal property. Lessee holds harmless and free of any liability, and will indemnify, the lessor, lessor agents and property manager, for any loss or liability resulting therefrom.

        70.9) Agency Disclosure.  Lessee  acknowledges and agrees that A.G.
           Davi Ltd. is the lessor  agent and or  property  manager
           and  is  only  representing  "the  lessor  exclusively".
           Lessor   recommends  that  Lessee  obtain   professional
           advise and to engage legal counsel for lessee own representation.

EXHIBITS, SUPPLEMENTS AND ADDENDUM'S

The attached Exhibits and Addendum's are incorporated herein:

LEASE EXHIBIT "A"         LEASE EXHIBIT "B"          LEASE EXHIBIT "C"

ADDENDUM 1      PERCENTAGE RENTAL AGREEMENT
ADDENDUM 2      1st OPTION TO RENEW
ADDENDUM 3      2nd OPTION TO RENEW

IN WITNESS WHEREOF, the above named parties hereto have: A) set their hands the date first hereinabove written, B) acknowledge receipt of a copy hereof, and C) have read, understand and agree to all of the above.

LESSOR:                             LESSEE:

_/s/ ANTONY DAVI, JR._______        _/s/ HARRY WARDWELL_
----------------------------        --------------------------------

_/s/ JEFF DAVI_______________________Sr. Vice President,
                                      Branch Administrator ___
----------------------------        --------------------------------

_7-16-02 ____________________________7-16-02______________________________
----------------------------        --------------------------------
Dated                               Dated

LEASE EXHIBIT "A"
----------------

Lease particulars (this page) and schematic location (next page-not to scale) of Demised premises, common area, located at 439 Alvarado , California, 93940 .

Lessor                         :     Jeff Davi & Anthony Davi Jr.

Lessee                         :     Community Bank of Central California

Building                       :    439 Alvarado St, Monterey, CA

Floor Area                     :    11,782 Gross sq.ft

Term of Lease                  :    TenYears (10), PLUS TWO
                                    CONSECUTIVE 5 YEAR OPTIONS

Date of Commencement           :     September 6, 2002

Date of Expiration             :     August 31, 2012

Rental (Initial Fixed Rent)    :     $14,340.00 per month (Triple Net)

Security Deposit               :     -0- (waived)

Initial Payment                :     $58,250.00 (see Addendum No. 1)

Property Taxes                 :     100%

Real Property/Liability/Earthquake/Glass Insurance: 100%

Common Areas Percentage        :     100%

Business Purpose               :     Bank Branch & Offices

Additional Insured(s)          :     A.G. Davi Ltd and all
                                     allied associates, Jeff Davi
                                     & Anthony G. Davi Jr.

Address for Notices
Lessor                         :     c/o A.G. Davi Ltd, P.O.
                                     Box 2350
                                     484 Washington St, Suite D,
                                     Monterey, CA 93940

Lessee                         :     c/o Community Bank Main
                                     Branch, 301 Main
                                     Street, Salinas, CA  93902

Estimate of Initial Payment
      Fixed Rent               :    $14,340.00
      MRWPCA                   :    Actual paid directly by Tenant
      Taxes                    :    Actual paid directly by Tenant
      Insurance                :    Actual paid directly by Tenant
      Common Area Maintenance  :    Actual paid directly by Tenant
      Signage                  :    Actual paid directly by Tenant
      Utilities Reimbursement
       Estimate                :    Actual paid directly by Tenant
      Other Costs/Charges      :    Actual paid directly by Tenant
      TOTAL                    :    $14,340.00

Due Upon Execution of Lease:
           Security Deposit    :    -0-
           Initial Payment     :    $14,340.00
           TOTAL DUE           :    $14,340.00 plus pre-paid taxes & insurance



Date _____7-16-02__________     Date____7-16-02________________
---------------------------     -------------------------------

Lessor _/s/ ANTONY DAVI, JR__   Lessee ___/s/ HARRY WARDWELL
---------------------------     -------------------------------

Lessor __/s/ JEFF DAVI ______   Lessee
---------------------------     -------------------------------

                         LEASE EXHIBIT "B"

                         Building located

                    439 Alvarado, Monterey, CA
                ----------------------------------
              Schematic Location of Demised Premises
                          (Not to Scale)






                         [graphic omitted]

                         LEASE EXHIBIT "C"




 [ Exhibit "C" contains the lease agreement between the building's current subtenant and the previous building owner. As this lease is not a significant part of the property transaction or this Company's operations, it has been excluded from this
                           disclosure.]

                           ADDENDUM NO 1
                  Addendum to Absolute Net Lease


THIS IS AN ADDENDUM to the lease between Jeff Davi & Anthony Davi
Jr.
hereafter referred to as Lessor and Community Bank of Central California_ herein after referred to as lessee for the premises known as _439 Alvarado Street_ which was executed on July 16, 2002.

    ALL PARTIES AGREE: This lease and its terms and conditions are a result of the parties mutually to facilitate a purchase on the part of the Landlord and an tenancy on the part of the tenant. The parties have agreed to a reduction in the applicable interest rate charged by the Lessee as a lender for the property to the Landlord and the same was counterbalanced by the rent
payable  by the lessee as a   as a tenant at the property.
Further, this lease is a Master Lease of the entire building for the original term and has been created this way in order to facilitate a monthly rental amount due by tenant counter balanced
against the loan terms and tenant assumes all    of the
managerial and "ownership" duties of maintaining and up-keep of the building throughout this initial term.

1. LEASE CONTINGENCY: This entire lease agreement is contingent upon the closing of the purchase agreement for the Landlord to buy the subject property. If the purchase agreement fails to close or is cancelled for any reason, then this lease will be treated as if it was never in place, this lease will be novated.

2.     PAYMENT OF UPFRONT FUNDS:    Lessee will pay with the
          signing of this lease as their initial payment the amount of $58,250.00 to be used to offset the Lessee's first month rent, initial funds due to Landlord and initial expenses now due to be paid by Lessee such as first months rent, pre-paid taxes and insurance.as set forth on Exhibit A The remaining portion of these funds
                             -
          in excess of those up front payments shall be returned to the Lessee immediately after the close of escrow. In the event the Lessor does not consummate the acquisition as set forth above, then the Lessee will be refunded this entire amount immediately.

3.    SUBTENANT:   Part of the demised premises for the initial
          term of this lease includes part of Mezzanine & conference and all of the upper floor (and part of the parking lot) as indicated on the attached site plan consisting of approximately 4895 square feet of sub tenant space, which is currently contracted under an existing Lease to Gray & Battey. This lease expires on July 31, 2004, and which Tenant accepts as a part of this agreement and the tenant's lease and possession of the demised premises and property is subject to that lease and their occupancy. Tenant as Master tenant will receive all rent for this space throughout the term of this initial lease and any extended terms should tenant
          elect to do so.   Any new lease that may occur after
          July 31, 2004 with the current sub-tenant or any other tenant thereafter shall be expressly conditioned by the terms and conditions of this Lease and no provision in any sub-tenant's lease will contradict any term or conditions of this lease. Any additional rent received from that tenant or any other tenant will be the property of the Lessee for the initial 10 year term. Lessee acknowledges and accepts that Sub-tenant and any future Sub-tenant will have rights and access to common areas of the building including but not limited to parking lot, elevator, mezzanine restrooms, and that the Lessee is responsible for maintaining that common area and maintaining that terms and conditions set forth in the Sub-Tenant's lease. Any change in use or Sub-Tenant must be done so with the written consent of the Landlord which cannot be unreasonably withheld. It is agreed that no future Sub-Tenant lease term can exceed the term of this Lease agreement. Lessor shall pay to Lessee the security deposit (security deposit is about $4,000.00 plus accrued interest) currently held on the above referenced space and Lessee shall be responsible for returning said security deposit to "Gray and Battey" upon the termination of that Lease.

          3.5 In the event the existing tenancy of Grey and Batttey, Attorneys at Law, is not renewed or extended beyond its current existing term, or if Grey and Battey, for any reason, cease to be tenants in the Premises, during the initial term of the Absolute Net Lease and any option periods wherein Lessee/Tenant elects to maintain the second floor within its tenancy, then
          Lessee/Tenant may sublease any portion of the second floor as it deems advisable, provided, however, that such sublease shall be subject to the written approval of Lessor/Landlord, which approval shall not unreasonably be withheld.


4. FINANCING: Lessee is providing the purchase money financing for the Landlord to close this transaction. Lessee agrees that with the signing of this lease that Lessee will provide 100% financing to Lessor in the amount of $2,225,000. Amortized over 25 years with interest @ 6% per annum fixed for 10 years and thereafter will be adjusted in five year increments to3/4% over the US Prime Rate as published in the Wall Street Journal. Lessee will charge no loan fees and no appraisal will be required of the property. It is agreed and understood that , that the Lessee will provide final loan documents to the Lessor by delivering those loan documents to the Escrow Holder, Old Republic Title Company in Monterey, Escrow officer Mickey Davi, along with the initial funds
          and this fully executed lease and all addenda.   Loan
          documents will be set forth to allow funding at Landlord's sole discretion provided that this Lease is fully executed by all parties. It is further agreed that the Loan shall be in the form of two loans, a first and a second, set forth as follows, the first in an amount equal to $1,825,000. and a second in an amount equal to $400,000 all at the same terms as outlined
          above.   All parties acknowledge and agree that certain
          requirements will be made of Lessor pursuant to the above referenced Loan documents and related agreements. Some of these requirements are passed on to the Lessee in this Lease who is also the Lender. The Lessee hereby accepts the responsibilities acquired and passed on herein.

5. FURNITURE:In the event that the building is transferred to Landlord with any personal property, or freestanding fixtures that the Lessee elects to use for its occupancy, it is agreed that the tenant will have the use of these fixtures and personal property during the lease term.

6. EASEMENTS:Lessee accepts and acknowledges receipt of a preliminary title report outlining existing easements affecting the Leased property. Lessee and any Sub-Tenant of Lessee shall accept the limitations of said easements and shall never violate the access to neighbors pursuant to their rights set forth in these existing easements.

7.    LIABILITY & INDEMNITY FROM TENANT:       Pursuant to the
          insurance provisions set forth in the lease, the Lessee acknowledges and accepts that the Landlord will have nothing to do with this property as a Landlord during the initial term of 10 years and that that my continue if tenant elects to in its option to extend. In so doing, then the Lessee agrees to completely indemnify and hold harmless Landlord for any and all occurrences that may take place at our about the demised premises or property. The Lessee will maintain the liability dollar amounts as specified in the lease as coverage to ensure that the Landlord is sufficiently protected due to the landlord's lack of involvement in the property during the entire lease term.

8.    BUILDING MAINTENANCE AND UP-KEEP:   In addition to the
          requirements of the lease agreement and in no-way does this provision supercede those defined requirements as set forth in the lease agreement, but this is to ensure that the Lessee will keep the building in "first class" condition throughout the term of this lease. For example, the windows will be kept clean, sidewalks will be power-washed on a regular basis including parking areas, elevator will be kept clean, and in addition, Lessee will ensure that every 5-7 years during the lease that the following capital improvements take place to ensure that the building is maintained in first class condition. Paint the common areas; slurry seal the parking lot (repair or replace as needed) and re-stripe; maintain signage and repair as needed; common area floor covering and/or carpet; and Paint the building interior & exterior as needed.
          It is agreed that if the tenant fails to maintain the property as set forth in the lease agreement and in this addendum, then the Landlord has the right to inform the tenant in writing and if no action is taken within 45 days, then the Landlord may make the needed repair or cleaning and bill the tenant for those costs.

9.    ADDITIONAL PROVISIONS

      9.1. Any provisions of the foregoing Absolute Net Lease that conflicts with the "WITNESSETH" portion of the Absolute Net Lease and this Addendum No. 1, Addendum To Absolute Net Lease shall be interpreted in favor of the latter (i.e the said Addendum and the "WITNESSETH" provisions) and, if such interpretation reasonably dictates it, the conflicting provision shall be so modified.

      9.2. Any provision of the Absolute Net Lease and/or Addendum No. 1, Addendum To Absolute Net Lease requiring Lessee/Tenant to comply with governmental requirements, avoid liens or otherwise comply with the law, shall first allow time for Lessee/Tenant to, in good faith, dispute, mediate, arbitrate or litigate the issue and, if unsuccessful therein, then such duty to Lessor/Landlord shall apply and Lessee/Tenant shall pay all costs and penalties resulting therefrom. In the event such actions by Lessee/Tenant cause Lessor/Landlord to incur attorney fees or costs to protect their title to, or their ownership interest in, the Premises, Lessee/Tenant shall indemnify Lessor/Landlord and hold them harmless from said attorney fees and costs.

      9.3. During the initial term of the Absolute Net Lease and any option periods wherein Lessee/Tenant elects to maintain the second floor within its tenancy, any all rents, payments, and considerations received by Lessee/Tenant shall be, and remain the property, of Lessee/Tenant, provided, however, that if the rent Lessee/Tenant receives from any renting of the Premises exceeds the amount Lessee/Tenant is, at that time, contractually obligated to pay to Lessor/Landlord, then Lessor/Landlord shall receive any such excess rent.

      9.4. Lessee/Tenant shall have the right, without charge or transfer fee, to sublease, assign, novate, sell or transfer its interest in the Absolute Net Lease, and any extensions thereof, to any banking or similar entity, whether the same be pursuant to a sale, merger, acquisition, reorganization, or subsidiary formation, provided however, such sublease, assignment, novation, sale or transfer shall be to an entity of equal creditworthiness to Lessee/Tenant.


      9.5 Paragraph 15. of the foregoing Absolute Net Lease is modified as follows Lessee's responsibility under this lease shall exclude pre-existing hazardous materials as per paragraph 57 of this Lease. Lessees responsibility under this lease shall exclude pre-existing structural conditions as defined in Appendix "A" (recommended immediate needs) of the "Property Condition Report" dated July 12, 2002 by Professional Service Industries , Inc. provided that Lessee's use and or actions do not trigger the requirement that a pre-existing structural condition be repaired, corrected or modified

      9.6. Lessee/Tenant shall have absolutely no responsibility or liability for, or duty to correct or mitigate any condition described in Paragraph 57 of the Absolute Net Lease that was in existence prior to the date hereof, and Lessor/Landlord shall indemnify and hold Lessee/Tenant harmless therefrom.

      9.7 Lessee shall be given possession on the close of escrow. Provided that Lessee is given possession on or before September 30, 2002 Lessee agrees that he will not open for business until after September 30, 2002, but Lessee will be given full possession and use of the entire premises to prepare the business for its opening.

      9.8 Whenever the terms "sole discretion", "1st class", "as they are deemed necessary by Landlord", "reasonable discretion" and similar criteria and subjective terms are used, the same shall be interpreted to mean that the matter or issue shall meet, adhere to and comply with reasonable standards as may exist in the commercial building business area in downtown Monterey, California dealing with buildings of similar age and construction as to condition repair & maintenance of the premises.

All other terms of the Lease are to remain in full force and the parties have mutually agreed no other agreements oral, written or implied unless contained in this agreement or any future addendum to this agreement fully executed by all parties.

The undersigned hereby acknowledges receipt and agrees to the above:


LESSEE:
Community Bank of Central California:

_/s/ HARRY O. WARDWELL__ Date___7-16-02_____ Time__2:45___pm
-------------------------    ----------------    ---------

LESSEE:
Community Bank of Central California:

________________________ Date_______________ Time_________am/pm
-------------------------    ----------------    ---------


LESSOR

____/s/ ANTONY DAVI, JR__Date___7-16-02_____ Time__2:45___pm
-------------------------    ----------------    ---------

LESSOR

____/s/ JEFF DAVI _______Date___7-17-02_____ Time__2:52___pm
-------------------------    ----------------    ---------

                        LEASE ADDENDUM NO 2

                        1st Option to Renew

If Lessee is not and has not been in default under the terms and performance of this Lease, and that Lessor is: (a) not required to provide any Lessor improvement or grant free rent; (b) that Lessee has not assign, sublet, transferred, sold, mortgaged or hypothecated this lease except as maybe contractually permitted;
(c) that Lessee has not been and is not currently delinquent in the payment of rents; Lessor grants to Lessee an option to extend the term of this Lease for an additional term of Five Years, upon similar terms and conditions, beginning on September 1, 2012 and ending on August 31, 2017,subject to the following conditions. This option must be exercised by providing written notice by registered or certified mail, postage prepaid with return receipt requested and addressed to Lessor at the address for notice provided in this Lease to Lessor not sooner that nine (9) months prior to the expiration or later than six (6) prior to the expiration of the Lease. The monthly rent for the first year of the renewal period shall be determined by mutual agreement of fair market rent for the downtown Monterey, Alvarado St. area, by Lessor and Lessee, or if they cannot agree by appraisal as set forth herein. It is understood that at this time the tenant may determine to give the upstairs space back to the landlord for him to retain and lease out at its own discretion, in so doing then the tenants square foot shall be revised to the following gross rentable square feet, representing the main floor, basement, and partial mezzanine & mezzanine break room offices or storage. Should tenant elect to give up the top floor space the notification to tenant must take place at the time of their written notice to Landlord to exercise their option and the revised gross square feet of the demised premises will then become, 6,887 square feet. If tenant elects not to give up the top floor space at the time of their exercising of their option then the tenant will be unable to give up that square footage after the final rent is determined as set forth below.

The parties shall have thirty (30) days after Lessor receives the notice of exercise from Lessee in which to agree on the rental of the premises. If the parties are unable to agree on the rental within that period, then within ten days after the expiration of that period each party, as its respective cost and by giving notice to the other party, shall appoint a qualified real estate appraiser or broker, with at least five (5) years full-time commercial appraisal experience on the Monterey Peninsula, to set the rental value. If a party does not appoint an appraiser or broker within fifteen (15) days after the other party has given notice of the name of its appraiser or broker, the single appraiser or broker appointed shall be the sole appraiser/broker and shall set the rental value. If the two appraisers/brokers are appointed by the parties as stated herein, they shall meet promptly and attempt to set the fair market rental value. If they are unable to agree on the rental value within thirty (30) days after the second appraiser/broker has been appointed, they shall attempt to elect a appraiser/broker meeting the qualifications set forth above within ten (10) days after the last day the two appraisers/brokers are given to set the rental value. If they are unable to agree on the third appraiser/broker, either party may, by giving ten days written notice to the other party, apply to the then president of the local Association of Realtors for the selection of a third appraiser/broker who meets the qualifications stated herein. Each of the parties shall bear one half of the cost of appointing the third appraiser/broker and of paying the third appraiser/broker's fee. The third appraiser/broker, however selected, shall be a person who has not previously acted in any capacity for either party

Within thirty (30) days after the selection of a third appraiser/broker, the third appraiser/broker shall set the fair market rental value. The rental value set by this third appraiser/broker shall be either (A) the rental value previously proposed by the appraiser/broker employed by Lessor, or (B) the rental value previously proposed by the appraiser/broker employed by Lessee. The third appraiser/broker shall not have the option of determining any other rental value, but shall choose only between the two proposals previously made by the parties' appraiser/brokers.

The determination of the appraiser(s)/broker(s) of the rental value for the option period as provided in this Article will be binding on the parties and may be reduced to a judgment as would an arbitration award under the California Arbitration Act, found in Part III, Title 9, of the California Code of Civil Procedure, sections 1280 et. Seq. In no event however, shall the fixed rent be less than the rent for the last thirty (30) days of this original lease term.

Dated:___7-16-02 __               Dated:____ 7-16-02
      ------------                      -------------

Lessor                            Lessee

_____/s/ ANTONY DAVI, JR_          ___/s/ HARRY O.WARDWELL_
-------------------------          ------------------------

_____/s/ JEFF DAVI ______          _Sr. Vice President,
                                    Branch Administrator_
-------------------------          ------------------------

                        LEASE ADDENDUM NO 3

                        2nd Option to Renew

If Lessee is not and has not been in default under the terms and performance of this Lease, and that Lessor is: (a) not required to provide any Lessor improvement or grant free rent; (b) that Lessee has not assign, sublet, transferred, sold, mortgaged or hypothecated this lease except as maybe contractually permitted;
(c) that Lessee has not been and is not currently delinquent in the payment of rents; Lessor grants to Lessee an option to extend the term of this Lease for an additional term of Five Years, upon similar terms and conditions, beginning on September 1, 2017 and ending on August 31, 2022,subject to the following conditions. This option must be exercised by providing written notice by registered or certified mail, postage prepaid with return receipt requested and addressed to Lessor at the address for notice provided in this Lease to Lessor not sooner that nine (9) months prior to the expiration or later than six (6) prior to the expiration of the Lease. The monthly rent for the first year of the renewal period shall be determined by mutual agreement of fair market rent for the downtown Monterey, Alvarado St. area, by Lessor and Lessee, or if they cannot agree by appraisal as set forth herein. It is understood that at this time the tenant may determine to give the upstairs space back to the landlord for him to retain and lease out at its own discretion, in so doing then the tenants square foot shall be revised to the following gross rentable square feet, representing the main floor, basement, and partial mezzanine & mezzanine break room offices or storage. Should tenant elect to give up the top floor space the notification to tenant must take place at the time of their written notice to Landlord to exercise their option and the revised gross square feet of the demised premises will then become, 6,887 square feet. If tenant elects not to give up the top floor space at the time of their exercising of their option then the tenant will be unable to give up that square footage after the final rent is determined as set forth below.

The parties shall have thirty (30) days after Lessor receives the notice of exercise from Lessee in which to agree on the rental of the premises. If the parties are unable to agree on the rental within that period, then within ten days after the expiration of that period each party, as its respective cost and by giving notice to the other party, shall appoint a qualified real estate appraiser or broker, with at least five (5) years full-time commercial appraisal experience on the Monterey Peninsula, to set the rental value. If a party does not appoint an appraiser or broker within fifteen (15) days after the other party has given notice of the name of its appraiser or broker, the single appraiser or broker appointed shall be the sole appraiser/broker and shall set the rental value. If the two appraisers/brokers are appointed by the parties as stated herein, they shall meet promptly and attempt to set the fair market rental value. If they are unable to agree on the rental value within thirty (30) days after the second appraiser/broker has been appointed, they shall attempt to elect a appraiser/broker meeting the qualifications set forth above within ten (10) days after the last day the two appraisers/brokers are given to set the rental value. If they are unable to agree on the third appraiser/broker, either party may, by giving ten days written notice to the other party, apply to the then president of the local Association of Realtors for the selection of a third appraiser/broker who meets the qualifications stated herein. Each of the parties shall bear one half of the cost of appointing the third appraiser/broker and of paying the third appraiser/broker's fee. The third appraiser/broker, however selected, shall be a person who has not previously acted in any capacity for either party

Within thirty (30) days after the selection of a third appraiser/broker, the third appraiser/broker shall set the fair market rental value. The rental value set by this third appraiser/broker shall be either (A) the rental value previously proposed by the appraiser/broker employed by Lessor, or (B) the rental value previously proposed by the appraiser/broker employed by Lessee. The third appraiser/broker shall not have the option of determining any other rental value, but shall choose only between the two proposals previously made by the parties' appraiser/brokers.

The determination of the appraiser(s)/broker(s) of the rental value for the option period as provided in this Article will be binding on the parties and may be reduced to a judgment as would an arbitration award under the California Arbitration Act, found in Part III, Title 9, of the California Code of Civil Procedure, sections 1280 et. Seq. In no event however, shall the fixed rent be less than the rent for the last thirty (30) days of this original lease term.

Dated:___7-16-02 __               Dated:____ 7-16-02
      ------------                      -------------

Lessor                            Lessee

_____/s/ ANTONY DAVI, JR_          ___/s/ HARRY O.WARDWELL_
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_____/s/ JEFF DAVI ______          _Sr. Vice President,
                                    Branch Administrator_
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